                                                   Registration No. 33- 83604


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                    N-8B-2

                      Post-Effective Amendment No. 1

       ALLMERICA SELECT SEPARATE ACCOUNT II OF SMA LIFE ASSURANCE COMPANY
                            (Exact Name of Registrant)

                            SMA LIFE ASSURANCE COMPANY
                                 440 Lincoln Street
                                 Worcester MA 01653
                      (Address of Principal Executive Office)

                            Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                                 Worcester MA 01653
               (Name and Address of Agent for Service of Process)


It is proposed that this filing will become effective:
              ___on______________pursuant to paragraph (a) of Rule 485
              ___60 days after filing pursuant to paragraph (a) of Rule 485
              ___immediately after filing pursuant to paragraph (b) of Rule 485
               X on October 1, 1995  pursuant to paragraph (b) of Rule 485
              ---
                           FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1994 was not filed as the Separate Account had not begun sales as of December 31, 1994.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                          IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8B-82                                       Caption in Prospectus
1. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page
2. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page
3. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
4. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Distribution
5. . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life; The Variable Account
6. . . . . . . . . . . . . . . . . . . . . . . . . . . .    The Variable Account
7. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
8. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
9. . . . . . . . . . . . . . . . . . . . . . . . . . . .    Legal Proceedings
10 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Description of the Company, The Variable
                                                            Account, the Trust, VIPF and T. Rowe;  The Policy;
                                                            Policy Termination and Reinstatement; Other Policy
                                                            Provisions
11 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; The Trust; VIPF; T. Rowe; Investment
                                                            Objectives and Policies
12 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; The Trust; VIPF; T. Rowe
13 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; The Trust; VIPF; T. Rowe; Investment
                                                            Advisory Services to the Trust; Investment
                                                            Advisory Services to VIPF; Investment Advisory
                                                            Services to T. Rowe;  Charges and Deductions
14 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Application for a Policy
15 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Application for a Policy;
                                                            Payments; Allocation of Net Payments
16 . . . . . . . . . . . . . . . . . . . . . . . . . . .    The Variable Account; The Trust; VIPF; T. Rowe;
                                                            Payments; Allocation of Net Payments
17 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Surrender; Partial Withdrawal;
                                                            Charges and Deductions; Policy
                                                            Termination and Reinstatement
18 . . . . . . . . . . . . . . . . . . . . . . . . . . .    The Variable Account; The Trust; VIPF; T. Rowe;
                                                            Payments
19 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Reports; Voting Rights
20 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
21 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Policy Loans; Other Policy
                                                            Provisions
22 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Other Policy Provisions
23 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Required
24 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Other Policy Provisions
25 . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life
26 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
27 . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life
28 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Directors and Principal Officers of the Company
29 . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life
30 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
31 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
32 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
33 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

34 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
35 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Distribution
36 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
37 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
38 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Distribution
39 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Summary; Distribution
40 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
41 . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life, Distribution
42 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
43 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
44 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Payments; Policy Value and Cash
                                                            Surrender Value
45 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
46 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Policy Value and Cash Surrender Value;
                                                            Federal Tax Considerations
47 . . . . . . . . . . . . . . . . . . . . . . . . . . .    SMA Life
48 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
49 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
50 . . . . . . . . . . . . . . . . . . . . . . . . . . .    The Variable Account
51 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page; Summary; Charges and
                                                            Deductions; The Policy; Policy Termination
                                                            and Reinstatement;  Other Policy Provisions
52 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Addition, Deletion or Substitution of
                                                            Investments
53 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Federal Tax Considerations
54 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
55 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
56 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
57 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
58 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
59 . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

                           PROSPECTUS SUPPLEMENT
                    Allmerica Select Separate Account II
                 (Supplement to prospectus dated May 1, 1995)

Effective October 1, 1995, the name of SMA Life Assurance Company has been changed to ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. The attached prospectus is hereby amended to delete the name "SMA Life Assurance Company" and to substitute ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY.

                                    * * *

The following is inserted at the bottom of the first page of the prospectus:

THE POLICIES OFFERED BY THIS PROSPECTUS ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND ARE DISTRIBUTED BY ITS AFFILIATE, ALLMERICA INVESTMENTS, INC. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL INSURANCE DEPOSIT CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. ALLOCATIONS TO THE SUB-ACCOUNTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                                    * * *

The last paragraph under the caption "PERFORMANCE INFORMATION", beginning on page 45, is deleted and the following inserted:

The Policies were first offered to the public in 1994. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in
existence.   The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that
is surrendered at the end of the applicable period.   FOR MORE INFORMATION ON
CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1994. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
                NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

---------------------------------------------------------------------------------
                                         Average Annual Total Return as of 12/31/94
      Underlying             One-Year    3 years      5 years      Since      Years
        Fund               Total return                          Inception    Since
                                                                            Inception*
---------------------------------------------------------------------------------
Money Market                 -100.00%    -25.86%      -8.51%       -0.27%     9.67
Select Aggressive Growth     -100.00%      N/A         N/A        -27.34%     2.36
Select Growth                -100.00%      N/A         N/A        -40.86%     2.36
Select Growth and Income     -100.00%      N/A         N/A        -38.57%     2.36
Select Income                -100.00%      N/A         N/A        -42.64%     2.36
Select International Equity  -100.00%      N/A         N/A        -99.35%     0.67
Select Cap. Appreciation        N/A        N/A         N/A          N/A        N/A
VIPF High Income             -100.00%    -13.77%       1.63%        4.70%     9.28
VIPF Equity Income           -100.00%    -13.13%      -2.28%        3.98%     8.23
VIPF Growth                  -100.00%    -18.81%      -1.87%        5.68%     8.23
T. Rowe International Stock     N/A        N/A         N/A        -98.36%     0.58
---------------------------------------------------------------------------------

                       TABLE II: SUB-ACCOUNT PERFORMANCE
               EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

---------------------------------------------------------------------------------
                                         Average Annual Total Return as of 12/31/94
      Underlying             One-Year    3 years      5 years      Since      Years
        Fund               Total return                          Inception    Since
                                                                            Inception*
---------------------------------------------------------------------------------
Money Market                   3.10%      2.74%       4.16%         5.12%     9.67
Select Aggressive Growth      -3.09%      N/A          N/A         14.43%     2.36
Select Growth                 -2.28%      N/A          N/A          3.50%     2.36
Select Growth and Income      -0.08%      N/A          N/A          3.72%     2.36
Select International Equity     N/A       N/A          N/A         -4.26%     0.67
Select Cap. Appreciation        N/A       N/A          N/A          N/A        N/A
Select Income                 -5.58%      N/A          N/A          2.35%     2.36
VIPF High Income              -2.34%     12.53%      13.12%        10.01%     9.28
VIPF Equity Income             6.21%     13.06%       9.62%        10.05%     8.23
VIPF Growth                   -0.82%      8.39%       9.99%        11.65%     8.23
T. Rowe International Stock     N/A       N/A          N/A          1.48%     0.58
---------------------------------------------------------------------------------

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

*The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 5/01/94 for Select International Equity; 10/09/86 for VIPF Growth; 9/19/85 for VIPF High Income; and 6/01/94 for the
T. Rowe International Stock. The Select Capital Appreciation Fund of the Trust was not in existence in 1994.

                                    * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Bradford K. Gallagher has resigned as Director, President and CEO of the Company. Richard M. Reilly, who is a Director and previously was Vice President of the Company, has been elected as President and CEO of the Company.

James R. McAuiffe has resigned as Director and Ruben P. Moreno has resigned as Vice President of the Company.






SELVEL.STK                                     SUPPLEMENT DATED OCTOBER 1, 1995

            INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                                FUNDED THROUGH
                       ALLMERICA SELECT SEPARATE ACCOUNT II

Allmerica Select Separate Account II is a separate investment account of SMA LIFE. SMA LIFE issues the individual flexible payment variable life insurance policies described in this prospectus ("Policies"). The Policies permit allocations to up to seven of the following funds of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIPF") and T. Rowe
Price International Series, Inc. ("T. Rowe"):

                          SELECT INTERNATIONAL EQUITY FUND
                    T. ROWE PRICE'S INTERNATIONAL STOCK PORTFOLIO
                           SELECT AGGRESSIVE GROWTH FUND
                          SELECT CAPITAL APPRECIATION FUND
                                SELECT GROWTH FUND
                             FIDELITY'S GROWTH PORTFOLIO
                            SELECT GROWTH AND INCOME FUND
                          FIDELITY'S EQUITY-INCOME PORTFOLIO
                           FIDELITY'S HIGH INCOME PORTFOLIO
                                   SELECT INCOME FUND
                                    MONEY MARKET FUND

T. Rowe's International Stock Portfolio is not available in all states. POLICYOWNERS may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's SURRENDER VALUE, within limits.

The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the DATE OF ISSUE or an increase in FACE AMOUNT.

IT MAY NOT BE  ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND AND T. ROWE PRICE INTERNATIONAL SERIES, INC. FIDELITY'S HIGH INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES COMMISSIONS HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  Dated May 1, 1995
                             SMA Life Assurance Company
                                 440 Lincoln Street
                             Worcester, Massachusetts 01653
                                    1-800-366-1492

                                     SUMMARY

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

   - A NET DEATH BENEFIT that can protect your family

   - Payment options that can guarantee an income for life

   - A personalized investment portfolio

   - Experienced professional investment advisers

   - Tax deferral on earnings

While the Policy is in force, it will provide:

   - Life insurance coverage on the Insured

   - POLICY VALUE

   - Surrender rights and partial withdrawal rights

   - Loan privileges

   - Optional insurance benefits available by rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the POLICY VALUE and the Adjustable
Option DEATH BENEFIT will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us.  Each Policy has a POLICYOWNER
(you), an Insured (you or another individual you select) and a BENEFICIARY. As POLICYOWNER, you make payments, choose investment allocations and select the Insured and BENEFICIARY. The Insured is the person covered under the Policy. The BENEFICIARY is the person who receives the NET DEATH BENEFIT when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the NET DEATH BENEFIT to the BENEFICIARY when the Insured dies while the Policy is in effect. You may choose between two DEATH BENEFIT options. Under the Level Option, the DEATH BENEFIT is the FACE AMOUNT (the insurance applied for) or the GUIDELINE MINIMUM SUM INSURED (the minimum DEATH BENEFIT federal tax law requires), whichever is greater. Under the Adjustable Option, the DEATH BENEFIT is either the sum of the FACE AMOUNT and POLICY VALUE or the GUIDELINE MINIMUM SUM INSURED, whichever is greater. The NET DEATH
BENEFIT is the DEATH BENEFIT less any OUTSTANDING LOAN and due and unpaid partial withdrawals, partial withdrawal costs and monthly insurance protection charges. However, after the FINAL PAYMENT DATE, the NET DEATH BENEFIT is the POLICY VALUE less any OUTSTANDING LOAN. The BENEFICIARY may receive the NET DEATH BENEFIT in a lump sum or under a payment option we offer.

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

   - 45 days after the application or enrollment form for the Policy is signed

   - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance and 30 days for California citizens age 60 and older)

   - 10 days after we mail to you a notice of withdrawal right

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, your refund will be the GREATER of

   - Your entire payment OR

   - The POLICY VALUE PLUS deductions under the Policy or by the FUNDS for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

   - Amounts allocated to the FIXED ACCOUNT  PLUS

   - The POLICY VALUE in the VARIABLE ACCOUNT PLUS

   - All fees, charges and taxes which have been imposed

After an increase in FACE AMOUNT, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of eleven FUNDS:

   - Select International Equity Fund
     Managed by Bank of Ireland Asset Management Limited

   - T. Rowe Price's International Stock Portfolio
     Managed by Rowe Price-Fleming International, Inc.

   - Select Aggressive Growth Fund
     Managed by Nicholas-Applegate Capital Management

   - Select Capital Appreciation Fund
     Managed by Janus Capital Corporation

   - Select Growth Fund
     Managed by Provident Investment Counsel

   - Fidelity's Growth Portfolio
     Managed by Fidelity Management & Research Company

   - Select Growth and Income Fund
     Managed by John A. Levin & Co., Inc.

   - Fidelity's Equity-Income Portfolio
     Managed by Fidelity Management & Research Company

   - Fidelity's High Income Portfolio
     Managed by Fidelity Management & Research Company

   - Select Income Fund
     Managed by Standish, Ayer & Wood, Inc.

   - Money Market Fund
     Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the FUNDS to meet your investment needs. If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund for

   - 14 days from ISSUANCE AND ACCEPTANCE, except as described below

   - 24 days from ISSUANCE AND ACCEPTANCE for replacements in states with a 20-day right to examine

   - 34 days from ISSUANCE AND ACCEPTANCE for California citizens age 60 and older, who have a 30-day right to examine

After this, we will allocate all amounts as you have chosen.

The Policy also offers a FIXED ACCOUNT. The FIXED ACCOUNT is a guaranteed account offering a minimum interest rate. It is part of the GENERAL ACCOUNT of SMA LIFE.


WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

Allmerica Investment Management Company, Inc. ("Manager") is the investment manager of the Trust. The Manager has entered agreements with experienced investment advisers ("Sub-Advisers"), who will manage the investments of the FUNDS. The Sub-Advisers for the FUNDS (other than the Money Market Fund) are independent. The Manager has selected these Sub-Advisers in consultation with Rogers, Casey & Associates, a leading pension consulting firm. Rogers, Casey & Associates provides consulting services to pension plans with over $175 billion in total assets. In its consulting capacity, Rogers, Casey & Associates monitors the investment performance of over 1,000 investment advisers. The Manager selected each independent Sub-Adviser using strict objective and qualitative criteria, with special emphasis on the Sub-Adviser's record in managing similar portfolios. For the Money Market Fund, the Sub-Adviser is Allmerica Asset Management, Inc.

Fidelity Management & Research Company ("Fidelity Management") is the investment manager of VIPF. Fidelity Management, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment manager of T. Rowe. Price-Fleming, founded in 1979 as a joint venture between
T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $9 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the FUNDS and the FIXED ACCOUNT, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

WHAT IF I NEED MY MONEY?

You may borrow up to the LOAN VALUE of your Policy. You may also make partial withdrawals and surrender the Policy for its SURRENDER VALUE.

There are two types of loans which may be available to you:

   - A preferred loan option is available to you upon written request after the first Policy year. It is available during Policy years 2-10 only if your POLICY VALUE, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the LOAN VALUE as you request. The guaranteed annual interest rate credited to the POLICY VALUE securing a preferred loan will be 8%.

   - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the POLICY VALUE securing a non-preferred loan will be at least 6.0%. The current interest rate credited to non-preferred loans is 7.1%.

We will allocate Policy loans among the SUB-ACCOUNTS and the FIXED ACCOUNT according to your instructions. If you do not make an allocation, we will make a PRO-RATA allocation. We will transfer the POLICY VALUE in each sub-account equal to the Policy loan to the FIXED ACCOUNT.

You may surrender your Policy and receive its SURRENDER VALUE. After the first Policy year, you may make partial withdrawals of $500 or more from policy value, subject to partial withdrawal costs. Under the Level Option, the FACE AMOUNT is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the FACE AMOUNT below $40,000. A surrender or PARTIAL withdrawal may have tax consequences. See "TAXATION OF THE POLICIES."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may

   - Cancel your Policy under its right-to-examine provision

   - Transfer your ownership to someone else

   - Change the BENEFICIARY

   - Change the allocation of payments, with no tax consequences under current law

   - Make transfers of POLICY VALUE among the FUNDS

   - Adjust the DEATH BENEFIT by increasing or decreasing the FACE AMOUNT

   - Change your choice of DEATH BENEFIT options between the Level Option and Adjustable Option

   - Add or remove optional insurance benefits provided by rider

CAN I CONVERT MY POLICY INTO A NON-VARIABLE POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the DATE OF ISSUE or after an increase in FACE AMOUNT. On conversion, we will transfer the POLICY VALUE in the VARIABLE ACCOUNT to the FIXED ACCOUNT. We will allocate all future payments to the FIXED ACCOUNT, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

   - From each payment, we will deduct a payment expense charge, currently 4.0%. The payment expense charge has three parts:

         PREMIUM TAX DEDUCTION - A current premium tax deduction of 2.5% of payments represents our average expenses for state and local premium taxes.

         DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION - A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies. The DAC tax deduction is a factor we must use when calculating the maximum sales load we can charge under SEC rules.

         FRONT-END SALES LOAD - From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

   - We deduct the following monthly charge from POLICY VALUE:

         MONTHLY INSURANCE PROTECTION CHARGE - This charge is the cost of insurance, including optional insurance benefits provided by rider.

   - The following expenses are charged against or reflected in the VARIABLE
     ACCOUNT:

         ADMINISTRATIVE CHARGE - We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each SUB-ACCOUNT. This charge helps compensate us for our expenses in administering the VARIABLE ACCOUNT and is eliminated after the tenth Policy year.

         MORTALITY AND EXPENSE RISK CHARGE - We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each SUB-ACCOUNT. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

         FUND EXPENSES - The FUNDS incur investment advisory fees and other expenses, which are reflected in the VARIABLE ACCOUNT. The levels of fees and expenses vary among the FUNDS.

   - Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

          CHARGE FOR CHANGE IN FACE AMOUNT - For each increase or decrease in FACE AMOUNT, we deduct a charge of $50 from POLICY VALUE. This charge is for the underwriting and administrative costs of the change.

          TRANSFER CHARGE - Currently, the first 12 transfers of POLICY VALUE in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

          OTHER ADMINISTRATIVE CHARGES - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

          - Changing NET PAYMENT allocation instructions

          - Changing the allocation of monthly insurance protection charges among the various SUB-ACCOUNTS

          - Providing a projection of values

   - The charges below apply only if you surrender your Policy or make partial withdrawals:

          SURRENDER CHARGE- This charge applies only on a full surrender or decrease in FACE AMOUNT within ten years of the DATE OF ISSUE or of an increase in FACE AMOUNT. The maximum surrender charge has two parts:

          - A deferred administrative charge of $8.50 per thousand dollars of the initial FACE AMOUNT or increase

          - A deferred sales charge of 28.5% of payments received or associated with the increase up to the GUIDELINE ANNUAL PREMIUM for the increase

          The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the DATE OF ISSUE or increase, the actual surrender charge may be less than the maximum surrender charge calculated above.


          PARTIAL WITHDRAWAL COSTS - We deduct from the POLICY VALUE the following for partial withdrawals:

          - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

          - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

The partial withdrawal charge does not apply to:

   - That part of a withdrawal equal to 10% of the POLICY VALUE in a Policy year less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

   - Withdrawals when no surrender charge applies.

   We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

   - The SURRENDER VALUE is insufficient to cover the next monthly insurance protection charge and loan interest accrued OR

   - The OUTSTANDING LOAN exceeds POLICY VALUE less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to MINIMUM MONTHLY PAYMENTS, we guarantee that your Policy will not lapse before the 49th MONTHLY
PROCESSING DATE from DATE OF ISSUE or increase in FACE AMOUNT, within limits.

You may reinstate your Policy within three years after the grace period, within limits.



CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a PAID-UP INSURANCE option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the Insured with no more PREMIUMS being due under the Policy. If you elect this option, POLICYOWNER rights and benefits will be limited.


HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of POLICY VALUE, POLICYOWNERS currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal
Revenue Code because of a reduction in benefits under the Policy.

The NET DEATH BENEFIT under the Policy is excludable from the gross income of the BENEFICIARY. However, in some circumstances federal estate tax may apply to the NET DEATH BENEFIT or the POLICY VALUE.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named BENEFICIARY. We do not claim that the Policy is similar or comparable to a systematic investment plan of a mutual fund. The Policy and its attached application or enrollment form are the entire agreement between you and SMA LIFE.

                               TABLE OF CONTENTS

SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . .12

   DESCRIPTION OF SMA LIFE, THE VARIABLE ACCOUNT, THE
   TRUST, VIPF AND T. ROWE . . . . . . . . . . . . . . . . . . .15
   SMA LIFE. . . . . . . . . . . . . . . . . . . . . . . . . . .15
   THE VARIABLE ACCOUNT. . . . . . . . . . . . . . . . . . . . .15
   THE TRUST   . . . . . . . . . . . . . . . . . . . . . . . . .15
   VIPF. . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
   T. ROWE . . . . . . . . . . . . . . . . . . . . . . . . . . .16
   INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . .16
   INVESTMENT ADVISORY SERVICES TO THE TRUST . . . . . . . . . .17
   INVESTMENT ADVISORY SERVICES TO VIPF. . . . . . . . . . . . .18
   INVESTMENT ADVISORY SERVICES TO T. ROWE . . . . . . . . . . .18
THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . .19
   APPLICATION FOR A POLICY. . . . . . . . . . . . . . . . . . .19
   FREE LOOK PERIOD. . . . . . . . . . . . . . . . . . . . . . .19
   CONVERSION PRIVILEGE. . . . . . . . . . . . . . . . . . . . .20
   PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .20
   ALLOCATION OF NET PAYMENTS. . . . . . . . . . . . . . . . . .21
   TRANSFER PRIVILEGE. . . . . . . . . . . . . . . . . . . . . .21
   DEATH BENEFIT . . . . . . . . . . . . . . . . . . . . . . . .22
   LEVEL OPTION AND ADJUSTABLE OPTION. . . . . . . . . . . . . .23
   CHANGE TO LEVEL OR ADJUSTABLE OPTION. . . . . . . . . . . . .24
   CHANGE IN FACE AMOUNT . . . . . . . . . . . . . . . . . . . .25
   POLICY VALUE. . . . . . . . . . . . . . . . . . . . . . . . .25
   PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . .27
   OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . . . . . . .27
   SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . .27
   PARTIAL WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . .27
   PAID-UP INSURANCE OPTION. . . . . . . . . . . . . . . . . . .28

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . .28
   PAYMENT EXPENSE CHARGE. . . . . . . . . . . . . . . . . . . .29
   MONTHLY INSURANCE PROTECTION CHARGE . . . . . . . . . . . . .29
   CHARGES AGAINST OR REFLECTED IN
   THE ASSETS OF THE VARIABLE ACCOUNT. . . . . . . . . . . . . .31
   SURRENDER CHARGE. . . . . . . . . . . . . . . . . . . . . . .32
   PARTIAL WITHDRAWAL COSTS. . . . . . . . . . . . . . . . . . .32
   TRANSFER CHARGES. . . . . . . . . . . . . . . . . . . . . . .33
   CHARGE FOR CHANGE IN FACE AMOUNT. . . . . . . . . . . . . . .33
   OTHER ADMINISTRATIVE CHARGES. . . . . . . . . . . . . . . . .33

POLICY LOANS . . . . . . . . . . . . . . . . . . . . . . . . . .34
PREFERRED LOAN OPTION. . . . . . . . . . . . . . . . . . . . . .34
LOAN INTEREST CHARGED. . . . . . . . . . . . . . . . . . . . . .34
REPAYMENT  OF OUTSTANDING LOAN . . . . . . . . . . . . . . . . .34
EFFECT OF POLICY LOANS . . . . . . . . . . . . . . . . . . . . .34

POLICY TERMINATION AND REINSTATEMENT . . . . . . . . . . . . . .35
TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . .35
REINSTATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .35

OTHER POLICY PROVISIONS. . . . . . . . . . . . . . . . . . . . .36
POLICYOWNER. . . . . . . . . . . . . . . . . . . . . . . . . . .36
BENEFICIARY. . . . . . . . . . . . . . . . . . . . . . . . . . .36
ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .36
LIMIT ON RIGHT TO CHALLENGE POLICY . . . . . . . . . . . . . . .36
SUICIDE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
MISSTATEMENT OF AGE OR SEX . . . . . . . . . . . . . . . . . . .37

DELAY OF PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . .37

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . .38
SMA LIFE AND THE VARIABLE ACCOUNT. . . . . . . . . . . . . . . .38
TAXATION OF THE POLICIES . . . . . . . . . . . . . . . . . . . .38
MODIFIED ENDOWMENT POLICIES. . . . . . . . . . . . . . . . . . .39

VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . .39

DIRECTORS AND PRINCIPAL OFFICERS OF SMA LIFE . . . . . . . . . .41

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . .43

REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .44

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . .44

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . .46

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS. . . . . . . .46

FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . .46

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . .47

MORE INFORMATION ABOUT THE FIXED ACCOUNT . . . . . . . . . . . .47
GENERAL DESCRIPTION. . . . . . . . . . . . . . . . . . . . . . .47
FIXED ACCOUNT INTEREST . . . . . . . . . . . . . . . . . . . . .47
TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS &
 POLICY LOANS. . . . . . . . . . . . . . . . . . . . . . . . . .47

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . .48

APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE . . . . . . . .61

APPENDIX B - OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . .62

APPENDIX C- PAYMENT OPTIONS. . . . . . . . . . . . . . . . . . .63

APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT, POLICY
 VALUES AND ACCUMULATED PAYMENTS . . . . . . . . . . . . . . . .64

APPENDIX E - COMPUTING MAXIMUM SURRENDER CHARGES . . . . . . . .70

                                 SPECIAL TERMS

AGE:  how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the NET DEATH BENEFIT when the Insured dies.

DATE OF ISSUE: the date the Policy was issued, used to measure the MONTHLY PROCESSING DATE, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the FINAL PAYMENT DATE, before deductions for any OUTSTANDING LOAN and due and unpaid partial withdrawals, partial withdrawal costs and monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's UNDERWRITING CLASS.

FACE AMOUNT: the amount of insurance coverage applied for. The initial FACE AMOUNT is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made and the net DEATH BENEFIT is the POLICY VALUE less any OUTSTANDING LOAN.

FIXED ACCOUNT: a guaranteed account of the GENERAL ACCOUNT that guarantees principal and a fixed interest rate.

FUNDS:  the following investment portfolios of Allmerica Investment
Trust: the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund:
Growth Portfolio, Equity-Income Portfolio and High Income Portfolio; and the International Stock Portfolio of T. Rowe Price International Series, Inc. We may name other investment portfolios of the Trust, VIPF and T. Rowe as FUNDS.

GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The GUIDELINE ANNUAL PREMIUM is the annual amount that would be payable through the final payment date for the specified Level Option death benefit. We assume that

   - The timing and amount of payments are fixed and paid at the start of the Policy year

   - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

   - Net investment earnings are at an annual effective rate of 5.0%

   - Fees and charges apply as set forth in the Policy and any Policy riders

GUIDELINE MINIMUM SUM INSURED: the minimum DEATH BENEFIT required to qualify the Policy as "life insurance" under federal tax laws. The GUIDELINE MINIMUM SUM INSURED is the PRODUCT of


   - The POLICY VALUE TIMES

   - A percentage based on the Insured's AGE

INSURANCE PROTECTION AMOUNT:  the DEATH BENEFIT less the POLICY VALUE.


ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE:  the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th MONTHLY PROCESSING DATE from the DATE OF ISSUE or increase in FACE AMOUNT, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT:

   - Before the FINAL PAYMENT DATE, the NET DEATH BENEFIT is

   - The DEATH BENEFIT under either the Level Option or Adjustable
     Option MINUS

   - Any OUTSTANDING LOAN on the Insured's death and due and unpaid partial withdrawals, partial withdrawal costs and monthly insurance protection charges

After the FINAL PAYMENT DATE, the NET DEATH BENEFIT is

   - The POLICY VALUE MINUS

   - Any OUTSTANDING LOAN

NET PAYMENT:  your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further PREMIUMS due.

POLICY CHANGE: any change in the FACE AMOUNT, the addition or deletion of a rider, or a change in DEATH BENEFIT option (Level Option or Adjustable Option).

POLICY VALUE:  the total value of your Policy.  It is the SUM of the:

   - Value of the UNITS of the SUB-ACCOUNTS credited to your Policy, PLUS

   - Accumulation in the FIXED ACCOUNT credited to the Policy

POLICYOWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable BENEFICIARY. "You" and "your" refer to the POLICYOWNER in this Prospectus.

PREMIUM:  a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE:  our office at 440 Lincoln Street, Worcester,
Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the FIXED ACCOUNT and the SUB-ACCOUNTS in the same proportion that, on the date of allocation, the POLICY VALUE in the FIXED ACCOUNT and the POLICY VALUE in each SUB-ACCOUNT bear to the total POLICY VALUE.

SMA LIFE: SMA Life Assurance Company. "We," "our" and "us" refer to SMA LIFE in this Prospectus.

SUB-ACCOUNT: a subdivision of the VARIABLE account investing exclusively in the shares of a FUND.

SURRENDER VALUE: the amount payable on a full surrender. It is the POLICY VALUE less any OUTSTANDING LOAN and SURRENDER CHARGES.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other EVIDENCE OF INSURABILITY we consider. The Insured's UNDERWRITING CLASS will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT:  a measure of your interest in a SUB-ACCOUNT.

VALUATION DATE: any day on which the net asset value of the shares of any FUNDS and UNIT values of any SUB-ACCOUNTS are computed. VALUATION DATES currently occur on

   - Each day the New York Stock Exchange is open for trading

   - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a FUND'S portfolio securities so that the current net asset value of the SUB-ACCOUNTS may be materially affected

VALUATION PERIOD:  the interval between two consecutive VALUATION DATES.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our PRINCIPAL OFFICE.

                  DESCRIPTION OF SMA LIFE, THE VARIABLE ACCOUNT,
                           THE TRUST, VIPF AND T. ROWE

SMA LIFE. SMA LIFE is a life insurance company organized under the laws of Delaware in 1974. We are an indirect wholly owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"). State Mutual, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. On December 31, 1994, State Mutual and its subsidiaries had over $10 billion in combined assets and over $42 billion of life insurance in force. SMA LIFE accounted for over $4 billion in assets and over $25 billion of life insurance in force.

Our PRINCIPAL OFFICE is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-366-1492. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

THE VARIABLE ACCOUNT. The VARIABLE ACCOUNT is a separate investment account with eleven SUB-ACCOUNTS. Each SUB-ACCOUNT invests in a fund of the Trust, VIPF or T. Rowe. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each SUB-ACCOUNT as part of our general business. However, income, capital gains and capital losses are allocated to each SUB-ACCOUNT without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the VARIABLE ACCOUNT may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the VARIABLE ACCOUNT by vote on October 12, 1993. The VARIABLE ACCOUNT meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the VARIABLE ACCOUNT or SMA LIFE.
We reserve the right, subject to law, to change the names of the VARIABLE ACCOUNT and the SUB-ACCOUNTS.

Each SUB-ACCOUNT has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.


THE TRUST. The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

State Mutual established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by SMA LIFE and affiliated insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Seven different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each FUND are held separate from the assets of the other FUNDS. Each FUND operates as a separate investment vehicle. The income or losses of one FUND have no effect on the investment performance of another FUND. The SUB-ACCOUNTS reinvest dividends and/or capital gains distributions received from a FUND in more shares of that FUND as retained assets.

Allmerica Investment Management Company, Inc. ("Manager") serves as investment manager of the

Trust. The Manager has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the FUNDS. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VIPF.  VIPF, managed by Fidelity Management & Research Company
("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Three of its investment portfolios are available under the Policies:
Growth Portfolio, Equity-Income Portfolio and High Income Portfolio.

T. ROWE. T. Rowe, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the International Stock Portfolio.

INVESTMENT OBJECTIVES AND POLICIES. A summary of investment objectives of the FUNDS is set forth below. Before investing, read carefully the prospectuses of the Trust, VIPF and T. Rowe that accompany this Prospectus. The prospectuses of the Trust, VIPF and T. Rowe contain more detailed information on the FUNDS' investment objectives, restrictions, risks and expenses. Statements of Additional Information for the FUNDS are available on request. The investment objectives of the FUNDS may not be achieved. POLICY VALUE may be less than the aggregate payments made under the Policy.

SELECT INTERNATIONAL EQUITY FUND seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management Limited.

T. ROWE PRICE'S INTERNATIONAL STOCK PORTFOLIO seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management.

SELECT CAPITAL APPRECIATION FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SELECT GROWTH FUND seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Provident Investment Counsel.

FIDELITY'S GROWTH PORTFOLIO seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND seeks a combination of long-term growth of capital and current income. The FUND will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is John A. Levin & Co., Inc.

FIDELITY'S EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

FIDELITY'S HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

SELECT INCOME FUND seeks a high level of current income. The FUND will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a FUND, we will notify you of the change. If you have POLICY VALUE allocated to that FUND, you may without charge reallocate the POLICY VALUE to another FUND or to the FIXED ACCOUNT. We must receive your WRITTEN REQUEST within sixty (60) days of the LATEST of the

   - Effective date of the change in the investment policy OR

   - Receipt of the notice of your right to transfer

INVESTMENT ADVISORY SERVICES TO THE TRUST. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with the Manager, an indirectly wholly-owned subsidiary of State Mutual. The Manager, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the FUNDS. The Manager performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

The Trust bears all expenses incurred in its operation, other than the expenses the Manager assumes under the management agreement. Trust expenses include

   - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

   - Other fees payable to the SEC

   - Independent public accountant, legal and custodian fees

   - Association membership dues, taxes, interest, insurance payments and brokerage commissions

   - Fees and expenses of the Trustees who are not affiliated with the Manager

   - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, the Manager has entered agreements under which each Sub-Adviser manages the investments of one or more of the FUNDS. Under each agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the FUND, subject to the Trustees' instructions. The terms of a Sub-Adviser agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the FUND.

Allmerica Asset Management, Inc., an indirect wholly owned subsidiary of State Mutual, is the Sub-Adviser for the Money Market Fund. The Sub-Advisers for the other FUNDS are independent. The Manager selects the Sub-Advisers in consultation with Rogers, Casey & Associates, a leading pension consulting firm. Rogers, Casey & Associates provides consulting services to pension plans with over $175 billion in total assets. In its consulting capacity, Rogers, Casey & Associates monitors the investment performance of over 1,000 investment advisers. The Manager bears the cost of the consultation. The Manager selected each independent Sub-Adviser using strict objective and qualitative criteria, with special emphasis on the Sub-Adviser's record in managing similar portfolios. A committee that includes members affiliated with SMA LIFE monitors and evaluates on-going performance of the independent Sub-Advisers.

For providing its services under the management agreement, the Manager receives a fee, computed daily at an annual rate based on the average daily net asset value of each FUND as follows: 1.00% for the Select International Equity Fund, the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 0.85% for the Select Growth Fund, 0.75% for the Select Growth and Income Fund, and 0.60% for the Select Income Fund. For the Money Market Fund, the fee is 0.35% on net asset value up to $50,000,000, 0.25% on the next $200,000,000, and 0.20% on the balance.
The fee computed for each FUND is paid from the assets of the FUND.

The Manager is solely responsible for the payment of all fees to Sub-Advisers for their investment management services. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the FUNDS, VARIABLE ACCOUNT and POLICYOWNERS bear.

INVESTMENT ADVISORY SERVICES TO VIPF. For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The Prospectus of VIPF contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Growth and Equity-Income Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.30% for the Growth Portfolio and 0.20% for the Equity-Income Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have a fee as high as 0.82%. The Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                  THE POLICY

APPLICATION FOR A POLICY - We offer Policies to applicants 80 years old and under. After receiving a completed application or enrollment form from a prospective POLICYOWNER, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective POLICYOWNER makes an initial payment of at least one MINIMUM MONTHLY PAYMENT, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on AGE and UNDERWRITING CLASS. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the PREMIUM paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of ISSUANCE AND ACCEPTANCE, we will allocate the payments to the Money Market Fund within two business days of receipt of the payments at our PRINCIPAL OFFICE. If the Policy is not issued and accepted, we will return to you the GREATER of

   - Your payments OR

   - The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and FUND expenses.

If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your POLICY VALUE on ISSUANCE AND ACCEPTANCE according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see "THE POLICY - "Free Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be for

   - 14 days from ISSUANCE AND ACCEPTANCE, except as described below

   - 24 days from ISSUANCE AND ACCEPTANCE for replacements in states with an extended right to examine

   - 34 days from ISSUANCE AND ACCEPTANCE for California citizens age 60 and older, who have an extended right to examine

After this, we will allocate all amounts according to your investment choices.

FREE LOOK PERIOD - The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

   - 45 days after the application or enrollment form for the Policy is signed

   - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

   - 10 days after we mail to you a notice of withdrawal right

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required

                                    -19
in your state, your refund will be the GREATER of

   - Your entire payment OR

   - The POLICY value PLUS deductions under the Policy or by the FUNDS for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

   - Amounts allocated to the FIXED ACCOUNT PLUS

   - The POLICY VALUE in the VARIABLE ACCOUNT PLUS

   - All fees, charges and taxes which have been imposed

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in FACE AMOUNT, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of

   - 45 days after the application or enrollment form for the increase is signed

   - 10 days after you receive the new Policy specification pages issued for the increase OR

   - 10 days after we mail or delivers a notice of withdrawal rights to you

On cancelling the increase, you will receive a credit to your POLICY VALUE of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE - Within 24 months of the DATE OF ISSUE or an increase in FACE AMOUNT, you can convert your Policy into a non-variable Policy by transferring all POLICY VALUE in the SUB-ACCOUNTS to the FIXED ACCOUNT. The conversion will take effect at the end of the VALUATION PERIOD in which we receive, at our PRINCIPAL OFFICE, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the FIXED ACCOUNT, unless you instruct us otherwise.

PAYMENTS - Payments are payable to SMA LIFE. Payments may be made by mail to our PRINCIPAL OFFICE or through our authorized representative. All payments after the initial payment are credited to the VARIABLE ACCOUNT or FIXED ACCOUNT on the date of receipt at the PRINCIPAL OFFICE.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the FINAL PAYMENT DATE or skip planned payments.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive SURRENDER VALUE at the end of each Policy month or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." During the first 48 Policy months following the DATE OF ISSUE or an increase in FACE AMOUNT, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed the required MINIMUM MONTHLY PAYMENTS.
The required MINIMUM MONTHLY PAYMENTS are based on the number of months the Policy, increase in FACE AMOUNT or policy change that causes a change in the MINIMUM MONTHLY PAYMENT has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in FACE AMOUNT, the addition or deletion of a rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See "POLICY TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PAYMENTS - The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the NET PAYMENT among the FIXED ACCOUNT and the SUB-ACCOUNTS. You may allocate payments to one or more of the sub-accounts, but may not have POLICY VALUE in more than seven SUB-ACCOUNTS at once. The minimum amount that you may allocate to a SUB-ACCOUNT is 1.0% of the NET PAYMENT. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future NET PAYMENTS by WRITTEN REQUEST or TELEPHONE REQUEST. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of SMA LIFE and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, SMA LIFE may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a POLICYOWNER identify themselves by name and identify the POLICYOWNER by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the PRINCIPAL OFFICE. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The POLICY VALUE in the SUB-ACCOUNTS will vary with investment experience. You bear this investment risk. Investment performance may also affect the DEATH BENEFIT. Review your allocations of payments and POLICY VALUE as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE - Subject to our then current rules, you may transfer amounts among the SUB-ACCOUNTS or between a SUB-ACCOUNT and the FIXED ACCOUNT. (You may not transfer that portion of the POLICY VALUE held in the FIXED ACCOUNT that secures a Policy loan.)

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the

   - Minimum amount that may be transferred

   - Minimum amount that may remain in a SUB-ACCOUNT following a transfer from that SUB-ACCOUNT

   - Minimum period between transfers involving the FIXED ACCOUNT

   - Maximum amounts that may be transferred from the FIXED ACCOUNT

Transfers involving the FIXED ACCOUNT are currently permitted only if:

   - There has been at least a ninety (90) day period since the last transfer from the FIXED

     ACCOUNT; and

   - The amount transferred from the FIXED ACCOUNT in each transfer does not exceed the lesser of $100,000 or 25% of the POLICY VALUE.

These rules are subject to change by the Company.

We will make transfers at your WRITTEN REQUEST or telephone request, as described in "THE POLICY - Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

You may apply for automatic transfers

   - From the Money Market SUB-ACCOUNT to one or more of the other SUB-ACCOUNTS on a monthly, quarterly or semiannual schedule

   - To reallocate POLICY VALUE among the SUB-ACCOUNTS on a quarterly, semiannual or annual schedule.

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the MONTHLY PROCESSING DATE, we will process the automatic transfer on the next business day.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, but does not reduce the remaining number of transfers that are free in a Policy year. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

DEATH BENEFIT - If the Policy is in force on the Insured's death, we will, with due proof of death, pay the NET DEATH BENEFIT to the named BENEFICIARY. We will normally pay the NET DEATH BENEFIT within seven days of receiving due proof of the Insured's death, but we may delay payment of NET DEATH BENEFITS. See "OTHER POLICY PROVISIONS - Delay of Benefit Payments." The BENEFICIARY may receive the NET DEATH BENEFIT in a lump sum or under a payment option. See "APPENDIX C - PAYMENT OPTIONS."

Before the FINAL PAYMENT DATE, the NET DEATH BENEFIT is

   - The DEATH BENEFIT provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

   - Any other insurance on the Insured's life that is provided by rider MINUS

   - Any OUTSTANDING LOAN and any due and unpaid partial withdrawals, partial withdrawal costs and monthly insurance protection charges through the Policy month in which the Insured dies

After the FINAL PAYMENT DATE, the NET DEATH BENEFIT is

   - The POLICY VALUE MINUS

   - Any OUTSTANDING LOAN

In most states, we will compute the NET DEATH BENEFIT on the date we receive due proof of the

Insured's death.

LEVEL OPTION AND ADJUSTABLE OPTION - The Policy provides two DEATH BENEFIT options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by WRITTEN REQUEST. There is no charge for a change in option.

Under the Level Option, the DEATH BENEFIT is the GREATER of the

   - FACE AMOUNT OR

   - GUIDELINE MINIMUM SUM INSURED

Under the Adjustable Option, the DEATH BENEFIT is the GREATER of the

   - FACE AMOUNT PLUS policy value OR

   - GUIDELINE MINIMUM SUM INSURED


Under both the Level Option and Adjustable Option, the DEATH BENEFIT provides insurance protection. Under the Level Option, the DEATH BENEFIT is level unless the GUIDELINE MINIMUM SUM INSURED exceeds the FACE AMOUNT; then, the DEATH BENEFIT varies as the POLICY VALUE changes. Under the Adjustable Option, the DEATH BENEFIT always varies as the POLICY VALUE changes.

At any FACE AMOUNT, the DEATH BENEFIT will be greater under the Adjustable Option than under the Level Option because the POLICY VALUE is added to the FACE AMOUNT and included in the death benefit. However, the monthly insurance protection charge will be greater. Therefore, POLICY VALUE will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the DEATH BENEFIT, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the POLICY VALUE, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED - The GUIDELINE MINIMUM SUM INSURED is a percentage of the POLICY VALUE as set forth in "APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE." The GUIDELINE MINIMUM SUM INSURED is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the BENEFICIARY.

ILLUSTRATION OF THE LEVEL OPTION - In this illustration, assume that the Insured is under the AGE of 40, and that there is no OUTSTANDING LOAN.

Under the Level Option, a Policy with a $100,000 FACE AMOUNT will have a DEATH BENEFIT of $100,000. However, because the DEATH BENEFIT must be equal to or greater than 250% of POLICY VALUE, if the POLICY VALUE exceeds $40,000 the DEATH BENEFIT will exceed the $100,000 FACE AMOUNT. In this example, each dollar of POLICY VALUE above $40,000 will increase the DEATH BENEFIT by $2.50. For example, a Policy with a POLICY VALUE of $50,000 will have a GUIDELINE MINIMUM SUM INSURED of $125,000 ($50,000 x 2.50); POLICY VALUE of $60,000 will produce a GUIDELINE MINIMUM SUM INSURED of $150,000 ($60,000 x 2.50); and POLICY VALUE of $75,000 will produce a GUIDELINE MINIMUM SUM INSURED of $187,500 ($75,000 x 2.50).

Similarly, if POLICY VALUE exceeds $40,000, each dollar taken out of POLICY VALUE will reduce the DEATH BENEFIT by $2.50. If, for example, the POLICY VALUE is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the DEATH BENEFIT will be reduced from $150,000 to $125,000. If, however, the product of the POLICY VALUE times the applicable percentage from the table in Appendix A is less than the FACE AMOUNT, the DEATH BENEFIT will equal the FACE AMOUNT.

The applicable percentage becomes lower as the Insured's AGE increases. If the Insured's AGE in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The DEATH BENEFIT would not exceed the $100,000 FACE AMOUNT unless the POLICY VALUE exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from POLICY VALUE would change the DEATH BENEFIT by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION - In this illustration, assume that the Insured is under the AGE of 40 and that there is no OUTSTANDING LOAN.

Under the Adjustable Option, a Policy with a FACE AMOUNT of $100,000 will produce a DEATH BENEFIT of $100,000 plus POLICY VALUE. For example, a Policy with POLICY VALUE of $10,000 will produce a DEATH BENEFIT of $110,000 ($100,000 + $10,000); POLICY VALUE of $25,000 will produce a DEATH BENEFIT of $125,000 ($100,000 + $25,000); POLICY VALUE of $50,000 will produce a DEATH BENEFIT of $150,000 ($100,000 + $50,000). However, the DEATH BENEFIT must be at least 250% of the POLICY VALUE. Therefore, if the POLICY VALUE is greater than $66,667, 250% of that amount will be the DEATH BENEFIT, which will be greater than the FACE AMOUNT plus POLICY VALUE. In this example, each dollar of POLICY VALUE above $66,667 will increase the DEATH BENEFIT by $2.50.
For example, if the POLICY VALUE is $70,000, the GUIDELINE MINIMUM SUM INSURED will be $175,000 ($70,000 x 2.50); POLICY VALUE of $80,000 will produce a GUIDELINE MINIMUM SUM INSURED of $200,000 ($80,000 x 2.50); and POLICY VALUE of $90,000 will produce a GUIDELINE MINIMUM SUM INSURED of $225,000 ($90,000 x 2.50).

Similarly, if POLICY VALUE exceeds $66,667, each dollar taken out of POLICY VALUE will reduce the DEATH BENEFIT by $2.50. If, for example, the POLICY VALUE is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the DEATH BENEFIT will be reduced from $200,000 to $175,000. If, however, the product of the POLICY VALUE times the applicable percentage is less than the FACE AMOUNT plus POLICY VALUE, then the DEATH BENEFIT will be the current FACE AMOUNT plus POLICY VALUE.

The applicable percentage becomes lower as the Insured's AGE increases. If the Insured's AGE in the above example were 50, the DEATH BENEFIT must be at least 1.85 times the POLICY VALUE. The DEATH BENEFIT would be the sum of the POLICY VALUE plus $100,000 unless the POLICY VALUE exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the DEATH BENEFIT by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION - You may change the DEATH BENEFIT option once each Policy year by WRITTEN REQUEST. Changing options will not require EVIDENCE OF INSURABILITY. The change takes effect on the MONTHLY PROCESSING DATE on or following the date of receipt of the WRITTEN REQUEST. We will impose no charge for changes in DEATH BENEFIT options.

If you change the Level Option to the Adjustable Option, we will decrease the FACE AMOUNT to equal

   - The DEATH BENEFIT MINUS

   - The POLICY VALUE on the date of the change

The change may not be made if the FACE AMOUNT would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the INSURANCE PROTECTION AMOUNT will always equal the FACE AMOUNT unless the GUIDELINE MINIMUM SUM INSURED applies.

If you change the Adjustable Option to the Level Option, we will increase the FACE AMOUNT by the POLICY VALUE on the date of the change. The DEATH BENEFIT will be the GREATER of

   - The new FACE AMOUNT OR

   - The GUIDELINE MINIMUM SUM INSURED

After the change from the Adjustable Option to the Level Option, an increase in POLICY VALUE will reduce the INSURANCE PROTECTION AMOUNT and the monthly insurance protection charge. A decrease in POLICY VALUE will increase the INSURANCE PROTECTION AMOUNT and the monthly insurance protection charge.

A change in DEATH BENEFIT option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

CHANGE IN FACE AMOUNT - You may increase or decrease the FACE AMOUNT by WRITTEN REQUEST. An increase or decrease in the FACE AMOUNT takes effect on the LATEST of the

   - The MONTHLY PROCESSING DATE on or next following date of receipt of your WRITTEN REQUEST OR

   - The date of approval of your WRITTEN REQUEST, if EVIDENCE OF
     INSURABILITY is required

INCREASES - You must submit with your WRITTEN REQUEST for an increase SATISFACTORY EVIDENCE OF INSURABILITY. The consent of the Insured is also required whenever the FACE AMOUNT is increased. An increase in FACE AMOUNT may not be less than $10,000. You may not increase the FACE AMOUNT after the Insured reaches AGE 80. A WRITTEN REQUEST for an increase must include a payment if the SURRENDER VALUE is LESS than the SUM of

   - $50 PLUS

   - Two MINIMUM MONTHLY PAYMENTS

On the effective date of each increase in FACE AMOUNT, we will deduct a transaction charge of $50 from POLICY VALUE for administrative costs. We will also compute a surrender charge for the increase. An increase in the FACE AMOUNT will increase the INSURANCE PROTECTION AMOUNT and, therefore, the monthly insurance protection charges.

After increasing the FACE AMOUNT, you will have the right, during a free look period, to have the increase cancelled. See "THE POLICY - Free Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES - You may decrease the FACE AMOUNT by WRITTEN REQUEST. The minimum amount for a decrease in FACE AMOUNT is $10,000. The minimum FACE AMOUNT in force after a decrease is $40,000. We may limit the decrease or return POLICY VALUE to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of POLICY VALUE may result in tax liability to you.

A decrease in the FACE AMOUNT will lower the INSURANCE PROTECTION AMOUNT and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the FACE AMOUNT will reduce the FACE AMOUNT in INVERSE ORDER.

On a decrease in the FACE AMOUNT, we will deduct from the POLICY VALUE a transaction charge of $50 and, if applicable, any surrender charge.
You may allocate the deduction to one SUB-ACCOUNT. If you make no allocation, we will make a PRO-RATA allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE - The POLICY VALUE is the total value of your Policy. It is the SUM of

   - Your accumulation in the FIXED ACCOUNT PLUS

   - The value of your units in the SUB-ACCOUNTS

There is no guaranteed minimum POLICY VALUE. POLICY VALUE on any date depends on variables that cannot be predetermined.

Your POLICY VALUE is affected by the

   - Frequency and amount of your NET PAYMENTS

   - Interest credited in the FIXED ACCOUNT

   - Investment performance of your SUB-ACCOUNTS

   - Partial withdrawals

   - Loans, loan repayments and loan interest paid or credited

   - Charges and deductions under the Policy

   - The DEATH BENEFIT option

COMPUTING POLICY VALUE - We compute the POLICY VALUE on the DATE OF ISSUE and on each VALUATION DATE. On the DATE OF ISSUE, the POLICY VALUE is

   - The value of the amount allocated to the Money Market Fund, net of mortality and expense risks, administrative charges and FUND expenses (see "THE POLICY - Application for a Policy"), MINUS

   - The monthly insurance protection charge due

On each VALUATION DATE after the DATE OF ISSUE, the POLICY VALUE is the
SUM of

   - Accumulations in the FIXED ACCOUNT PLUS

   - The SUM of the PRODUCTS of

     - The  number of UNITS in each SUB-ACCOUNT TIMES

     - The value of a UNIT in each SUB-ACCOUNT on the VALUATION DATE

THE UNIT - We allocate each NET PAYMENT to the SUB-ACCOUNTS you selected. We credit allocations to the SUB-ACCOUNTS as UNITS. UNITS are credited separately for each SUB-ACCOUNT.

The number of UNITS of each SUB-ACCOUNT credited to the Policy is the QUOTIENT of

   - That part of the NET PAYMENT allocated to the sub-account DIVIDED BY

   - The dollar value of a UNIT on the VALUATION DATE the payment is received at our PRINCIPAL OFFICE

The number of UNITS will remain fixed unless changed by a split of UNIT value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a SUB-ACCOUNT will result in cancellation of UNITS equal in value to the amount deducted.

The dollar value of a UNIT of a SUB-ACCOUNT varies from VALUATION DATE to VALUATION DATE based on the investment experience of that SUB-ACCOUNT. This investment experience reflects the investment performance, expenses and charges of the FUND in which the SUB-ACCOUNT invests. The value of each UNIT was set at $1.00 on the FIRST VALUATION DATE of each SUB-ACCOUNT. The value of a UNIT on any VALUATION DATE is the PRODUCT of

   - The dollar value of the UNIT on the preceding VALUATION DATE TIMES

   - The net investment factor

NET INVESTMENT FACTOR - The net investment factor measures the investment performance of a SUB-ACCOUNT during the VALUATION PERIOD just ended. The net investment factor for each SUB-ACCOUNT is 1.0000 PLUS the QUOTIENT of

   - The investment income of that SUB-ACCOUNT for the VALUATION
     PERIOD, adjusted for realized and unrealized capital gains and losses and for taxes during the VALUATION PERIOD, DIVIDED BY

   - The value of that SUB-ACCOUNT'S assets at the beginning of the VALUATION PERIOD MINUS

   - The mortality and expense risk charge for each day in the VALUATION PERIOD currently at an annual rate of 0.65% of the daily net asset value of that SUB-ACCOUNT AND

   - The administrative charge for each day in the VALUATION PERIOD at an annual rate of 0.15% of the daily net asset value of that SUB-ACCOUNT (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS - The NET DEATH BENEFIT payable may be paid in a single sum or under one or more of the payment options then offered by SMA
LIFE. See "APPENDIX C - PAYMENT OPTIONS." These payment options also are available at the FINAL PAYMENT DATE or if the Policy is surrendered. If no election is made, we will pay the NET DEATH BENEFIT in a single sum.

OPTIONAL INSURANCE BENEFITS - You may add optional insurance benefits to the Policy by rider, as described in "APPENDIX B - OPTIONAL BENEFITS." The cost of optional insurance benefits becomes part of the monthly insurance protection charge.

SURRENDER - You may surrender the Policy and receive its SURRENDER VALUE. The SURRENDER VALUE is

   - The POLICY VALUE MINUS

   - Any OUTSTANDING LOAN and SURRENDER CHARGES

We will compute the SURRENDER VALUE on the VALUATION DATE on which we receive the Policy with a WRITTEN REQUEST for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the DATE OF ISSUE or increase in FACE AMOUNT. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The SURRENDER VALUE may be paid in a lump sum or under a payment option then offered by us. See "APPENDIX C - PAYMENT OPTIONS." We will normally pay the SURRENDER VALUE within seven days following our receipt of WRITTEN REQUEST. We may delay benefit payments under the circumstances described in "OTHER POLICY PROVISIONS - Delay of Benefit Payments."

For important tax consequences of a surrender, see "FEDERAL TAX
CONSIDERATIONS."


PARTIAL WITHDRAWAL - After the first Policy year, you may withdraw part of the SURRENDER VALUE of your Policy on WRITTEN REQUEST. Your WRITTEN REQUEST must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the SUB-ACCOUNTS and the FIXED ACCOUNT. If you do not provide allocation instructions, we will make a PRO-RATA allocation. Each partial withdrawal must be at least $500. Under the Level Option, the FACE AMOUNT is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option FACE AMOUNT below $40,000.

On a partial withdrawal from a SUB-ACCOUNT, we will cancel the number of UNITS equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See "CHARGES AND DEDUCTIONS - Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of WRITTEN REQUEST. We may delay payment as described in "OTHER POLICY PROVISIONS - Delay of Benefit Payments."

For important tax consequences of partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

PAID-UP INSURANCE OPTION - On WRITTEN REQUEST, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further PREMIUMS due. The PAID-UP INSURANCE will be the amount that the SURRENDER VALUE can purchase for a net single premium at the Insured's age and UNDERWRITING CLASS on the date this option is elected. If the SURRENDER VALUE exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

  - As described above, the PAID-UP INSURANCE benefit will be computed differently from the NET DEATH BENEFIT and the DEATH BENEFIT options will not apply

  - We will not allow transfers of POLICY VALUE from the FIXED ACCOUNT back to the VARIABLE ACCOUNT

  - You may not make further payments

  - You may not increase or decrease the FACE AMOUNT or make partial withdrawals

  - Riders will continue only with our consent

You may, after electing PAID-UP INSURANCE, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the PAID-UP INSURANCE at the Insured's attained age. The net cash value is the cash value less any OUTSTANDING LOAN. We will transfer the POLICY VALUE in the VARIABLE ACCOUNT to the FIXED ACCOUNT on the date we receive WRITTEN REQUEST to elect the option.

On election of PAID-UP INSURANCE, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

                         CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the POLICYOWNER as of the date of application is within the following class of individuals:

All employees of State Mutual and its affiliates and subsidiaries located at State Mutual's home office (or at off-site locations if such employees are on State Mutual's home office payroll); all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE - Currently, we deduct 4.0% of each payment as a payment expense charge. This charge includes a

  - Current premium tax deduction of 2.5%

  - Current deferred acquisition costs ("DAC tax") deduction of 1.0%

  - Front-end sales load of 0.5%

The 2.5% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change. The DAC tax deduction and front-end sales load are factors we must use when computing the maximum sales load we can charge under SEC rules.

MONTHLY INSURANCE PROTECTION CHARGES - Before the FINAL PAYMENT DATE, we will deduct a monthly insurance protection charge from your POLICY VALUE. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by rider.

We deduct the monthly insurance protection charge on each MONTHLY PROCESSING DATE starting with the DATE OF ISSUE. You may allocate monthly insurance protection charges to one SUB-ACCOUNT. If you make no allocation, we will make a PRO-RATA allocation. If the SUB-ACCOUNT you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a PRO-RATA allocation. We will deduct no monthly insurance protection charges on or after the FINAL PAYMENT DATE.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES - We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying NET DEATH BENEFITs under the Policies. The charge is computed monthly for the initial FACE AMOUNT and for each increase in FACE
AMOUNT.  Monthly insurance protection charges can vary.

For the initial FACE AMOUNT under the Level Option, the monthly insurance protection charge is the PRODUCT of

  - The insurance protection rate TIMES

  - The DIFFERENCE between

    - The initial FACE AMOUNT AND

    - The POLICY VALUE (MINUS any rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the POLICY VALUE increases if the GUIDELINE MINIMUM SUM INSURED is not in effect.

For the initial FACE AMOUNT under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of

  - The insurance protection rate TIMES

  - The initial FACE AMOUNT

For each increase in FACE AMOUNT under the Level Option, the monthly insurance protection charge is the PRODUCT of

  - The insurance protection rate for the increase TIMES

  - The DIFFERENCE between

    - The increase in FACE AMOUNT AND

    - Any POLICY VALUE (MINUS any rider charges) GREATER than the initial FACE AMOUNT at the beginning of the Policy month and not allocated to a prior increase

For each increase in FACE AMOUNT under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of

  - The insurance protection rate for the increase TIMES

  - The increase in FACE AMOUNT

If the GUIDELINE MINIMUM SUM INSURED is in effect under either Option, we will compute a monthly insurance protection charge for that part of the DEATH BENEFIT subject to the GUIDELINE MINIMUM SUM INSURED that exceeds the current DEATH BENEFIT not subject to the GUIDELINE MINIMUM SUM INSURED.

This charge is the PRODUCT of


  - The insurance protection rate for the initial FACE AMOUNT TIMES

  - The DIFFERENCE between

    - The GUIDELINE MINIMUM SUM INSURED AND

    - The GREATER of

      - The FACE AMOUNT OR the POLICY VALUE, if you selected the
        Level Option OR

      - the FACE AMOUNT PLUS the POLICY VALUE, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in FACE AMOUNT. See "THE POLICY - Change In FACE AMOUNT: Decreases."

INSURANCE PROTECTION RATES - We base insurance protection rates on the

  - Male, female or blended unisex rate table

  - AGE and UNDERWRITING CLASS of the Insured

  - Effective date of an increase or date of any rider

For unisex Policies, sex-distinct rates do not apply. For the initial FACE AMOUNT, the insurance protection rates are based on your AGE at the beginning of each Policy year. For an increase in FACE AMOUNT or for a rider, the insurance protection rates are based on your AGE on each anniversary of the effective date of the increase or rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and AGE. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same AGE, sex and

UNDERWRITING CLASS whose Policies have been in force for the same period.

The UNDERWRITING CLASS of an Insured will affect the insurance protection rates. We currently place Insureds into preferred UNDERWRITING CLASSES, standard UNDERWRITING CLASSES and non-standard UNDERWRITING CLASSES. The UNDERWRITING CLASSES are also divided into two categories: smokers and non-smokers. We will place an Insured under AGE 18 at the DATE OF ISSUE in a standard or non-standard UNDERWRITING CLASS. We will then classify the Insured as a smoker at AGE 18 unless we receive satisfactory evidence that the Insured is a
non-smoker.   Prior to the Insured's AGE 18, we will give you notice of
how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial FACE AMOUNT and for any increase in FACE AMOUNT. However, if the Insured's UNDERWRITING CLASS improves on an increase, the lower insurance protection rate will apply to the total FACE AMOUNT.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT - We assess each SUB-ACCOUNT with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the VARIABLE ACCOUNT. FUND EXPENSES are also reflected in the VARIABLE ACCOUNT.

ADMINISTRATIVE CHARGE - During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each SUB-ACCOUNT. The charge is to help reimburse us for administrative expenses incurred in the administration of the VARIABLE ACCOUNT and the SUB-ACCOUNTS. It is not expected to be a source of profit. The administrative functions and expenses we assume for the VARIABLE ACCOUNT and the SUB-ACCOUNTS include

  - Clerical, accounting, actuarial and legal services

  - Rent, postage, telephone, office equipment and supplies,

  - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

  - Regulatory filing fees and other fees

We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE - We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each SUB-ACCOUNT. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more NET DEATH BENEFITS than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES - The value of the UNITS of the SUB-ACCOUNTs will reflect the investment advisory fee and other expenses of the FUNDS whose shares the SUB-ACCOUNTS purchase. The prospectuses and statements of additional information of the Trust, VIPF and T. Rowe contain more information concerning the fees and expenses.

No charges are currently made against the SUB-ACCOUNTS for federal or state income taxes. Should income taxes be imposed, we may make deductions from the SUB-ACCOUNTS to pay the taxes. See "FEDERAL TAX CONSIDERATIONS."

SURRENDER CHARGE - The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on DATE OF ISSUE and on any increase in FACE AMOUNT. The surrender charge applies for ten years from DATE OF ISSUE or increase in FACE AMOUNT. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in FACE AMOUNT.

The maximum surrender charge includes a

  - Deferred administrative charge of $8.50 per thousand dollars of the initial FACE AMOUNT or increase

  - Deferred sales charge of 28.5% of payments received or associated with the increase up to the GUIDELINE ANNUAL PREMIUM for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial FACE AMOUNT or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative GUIDELINE ANNUAL PREMIUM payments. For example, assume that the GUIDELINE ANNUAL PREMIUM is $1,500 before an increase and is $2,000 with the increase. The POLICY VALUE on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial FACE AMOUNT and 25% to the increase. All future payments would also be allocated 75% to the initial FACE AMOUNT and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in FACE AMOUNT, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges
(described below) in this order:

  - First, the most recent increase

  - Second, the next most recent increases, and so on

  - Third, the initial FACE AMOUNT.

A surrender charge may be deducted on a decrease in the FACE AMOUNT. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of

  - The decrease DIVIDED by the current FACE AMOUNT TIMES

  - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial FACE AMOUNT, we will deduct a proportionate share of the surrender charge for that increase or for the initial FACE AMOUNT.

See "APPENDIX E - COMPUTING MAXIMUM SURRENDER CHARGES" for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS - For each partial withdrawal, we deduct a transaction fee of
                                     -32-

2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal.

A partial withdrawal charge may also be deducted from POLICY VALUE. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to

  - 10% of the POLICY VALUE MINUS

  - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of POLICY VALUE were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in INVERSE ORDER.

TRANSFER CHARGES - Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of POLICY VALUE from the SUB-ACCOUNTS to the FIXED ACCOUNT is free and does not count as one of the 12 free transfers in a Policy year:

  - A conversion within the first 24 months from DATE OF ISSUE or increase

  - A transfer to the FIXED ACCOUNT to secure a loan

  - A reallocation of POLICY VALUE within 20 days of the DATE OF ISSUE

CHARGE FOR CHANGE IN FACE AMOUNT - For each increase or decrease in FACE AMOUNT, we will deduct a transaction charge of $50 from POLICY VALUE to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

  - Changing NET PAYMENT allocation instructions

  - Changing the allocation of monthly insurance protection charges among the various SUB-ACCOUNTS and the FIXED ACCOUNT

  - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                 POLICY LOANS

You may borrow money secured by your POLICY VALUE.  The total amount you
may borrow, including any OUTSTANDING LOAN, is the LOAN VALUE.   In the
first Policy year, the LOAN VALUE is 75% of

  - The POLICY VALUE MINUS

  - Any surrender charges, unpaid monthly insurance protection charges and OUTSTANDING LOAN interest through the end of the Policy year

After the first Policy Year, the LOAN VALUE is 90% of

  - The POLICY VALUE MINUS

  - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the WRITTEN REQUEST. We may delay the payment of loans as stated in "OTHER POLICY PROVISIONS - Delay of Benefit
Payments."

We will allocate the loan among the SUB-ACCOUNTS and the FIXED ACCOUNT according to your instructions. If you do not make an allocation, we will make a PRO-RATA allocation. We will transfer POLICY VALUE in each SUB-ACCOUNT equal to the Policy loan to the FIXED ACCOUNT. We will not count this transfer as a transfer subject to the transfer charge.

POLICY VALUE equal to the OUTSTANDING LOAN will earn monthly interest in the FIXED ACCOUNT at an annual rate of at least 6.0% (8.0% for preferred
loans).   NO OTHER INTEREST WILL BE CREDITED.

PREFERRED LOAN OPTION - This option is available to you upon written request after the first Policy year. It may be revoked by you at any time.

The preferred loan option is available during Policy years 2-10 only if your POLICY VALUE, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the LOAN VALUE as you request. The guaranteed annual interest rate credited to the POLICY VALUE securing a preferred loan will be 8%.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS").


LOAN INTEREST CHARGED - Interest accrues daily at the annual rate of 8.0%. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN - You may pay any loans before Policy lapse. We will allocate that part of the POLICY VALUE in the FIXED ACCOUNT that secured a repaid loan to the SUB-ACCOUNTS and FIXED ACCOUNT according to your instructions. If you do not make a repayment allocation, we will allocate POLICY VALUE according to your most recent payment allocation instructions. However, loan repayments allocated to the VARIABLE ACCOUNT cannot exceed POLICY VALUE previously transferred from the VARIABLE ACCOUNT to secure the OUTSTANDING LOAN.

If the OUTSTANDING LOAN exceeds the POLICY VALUE less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS - Policy loans will permanently affect the POLICY VALUE and SURRENDER

VALUE, and may permanently affect the DEATH BENEFIT.
The effect could be favorable or unfavorable, depending on whether the investment performance of the SUB-ACCOUNTs is less than or greater than the interest credited to the POLICY VALUE in the FIXED ACCOUNT that secures the loan.

We will deduct any OUTSTANDING LOAN from the proceeds payable when the Insured dies or from a surrender.

                    POLICY TERMINATION AND REINSTATEMENT

TERMINATION - The Policy will terminate if

  - SURRENDER VALUE is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

  - OUTSTANDING LOAN exceeds the POLICY VALUE less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a PREMIUM sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the PREMIUM due and the date by which it must be paid.

Failure to pay a sufficient PREMIUM within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the NET DEATH BENEFIT any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the DATE OF ISSUE or an increase in the FACE AMOUNT, a guarantee may apply to prevent the Policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, you pay PREMIUMS that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified MINIMUM MONTHLY PAYMENTS. The specified MINIMUM MONTHLY PAYMENTS are based on the number of months the Policy, increase in FACE AMOUNT or POLICY CHANGE that causes a change in the MINIMUM MONTHLY PAYMENT has been in force. A POLICY CHANGE that causes a change in the MINIMUM MONTHLY PAYMENT is a change in the FACE AMOUNT or the addition or deletion of a rider. Except for the first 48 months after the DATE OF ISSUE or the EFFECTIVE DATE of an increase, payments equal to the MINIMUM MONTHLY PAYMENT do not guarantee that the Policy will remain in force.

REINSTATEMENT - A terminated Policy may be reinstated within three years of the date of default and before the FINAL PAYMENT DATE. The reinstatement takes effect on the MONTHLY PROCESSING DATE following the date you submit to us

  - Written application for reinstatement

  - EVIDENCE OF INSURABILITY showing that the Insured is insurable according to our underwriting rules AND

  - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE - If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the DATE OF ISSUE or increase in the FACE AMOUNT, you must pay the LESSER of:

  - The MINIMUM MONTHLY PAYMENT for the three months beginning on the date of reinstatement OR

  - The SUM of

    - The amount by which the surrender charge on the date of reinstatement exceeds the POLICY VALUE on the date of default PLUS

    - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 MONTHLY PROCESSING DATES from the DATE OF ISSUE or increase in the FACE AMOUNT, you must pay the sum shown above without regard to the three months of MINIMUM MONTHLY
PAYMENTS.

SURRENDER CHARGE - The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the DATE OF ISSUE.

POLICY VALUE ON REINSTATEMENT - The POLICY VALUE on the date of reinstatement is:

  - The NET PAYMENT made to reinstate the Policy and interest earned from the date the payment was received at our PRINCIPAL OFFICE PLUS

  - The POLICY VALUE less any OUTSTANDING LOAN on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

  - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any OUTSTANDING LOAN.

                             OTHER POLICY PROVISIONS

POLICYOWNER - The POLICYOWNER is the Insured unless another POLICYOWNER has been named in the application or enrollment form. As POLICYOWNER, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable BENEFICIARY. The consent of the Insured is required whenever the FACE AMOUNT is increased.

BENEFICIARY -The BENEFICIARY is the person or persons to whom the NET DEATH BENEFIT is payable on the Insured's death. Unless otherwise stated in the Policy, the BENEFICIARY has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the BENEFICIARY, unless you have declared the BENEFICIARY to be irrevocable. If no BENEFICIARY is alive when the Insured dies, the owner (or the owner's estate) will be the BENEFICIARY. If more than one BENEFICIARY is alive when the Insured dies, we will pay each BENEFICIARY in equal shares, unless you have chosen otherwise. Where there is more than one BENEFICIARY, the interest of a BENEFICIARY who dies before the Insured will pass to surviving BENEFICIARIES proportionally.

ASSIGNMENT - You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The Consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our PRINCIPAL OFFICE. When recorded, the assignment will take effect on the date the WRITTEN REQUEST was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following Policy provisions may vary by state.

LIMIT ON RIGHT TO CHALLENGE POLICY - We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the DATE OF ISSUE. Also, we cannot challenge the validity of any increase in the FACE AMOUNT if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE - The NET DEATH BENEFIT will not be paid if the Insured commits suicide, while sane or insane, within two years from the DATE OF ISSUE. Instead, we will pay the BENEFICIARY all payments made for the Policy, without interest, less any OUTSTANDING LOAN and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in FACE AMOUNT, we will not recognize the increase. We will pay to the BENEFICIARY the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX - If the Insured's AGE or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct AGE and sex.
The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct AGE and sex. We will not reduce the DEATH BENEFIT to less than the GUIDELINE MINIMUM SUM INSURED. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS - Amounts payable from the VARIABLE ACCOUNT for surrender, partial withdrawals, NET DEATH BENEFIT, Policy loans and transfers may be postponed whenever

  - The New York Stock Exchange is closed other than customary weekend and holiday closings

  - The SEC restricts trading on the New York Stock Exchange

  - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the VARIABLE ACCOUNT'S net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the FIXED ACCOUNT. This delay may not exceed six months.

                 FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the POLICYOWNER is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

SMA LIFE AND THE VARIABLE ACCOUNT - SMA LIFE is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the VARIABLE ACCOUNT. We do not currently charge for federal income taxes respecting the VARIABLE ACCOUNT. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the VARIABLE ACCOUNT.

Under current laws, SMA LIFE may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the VARIABLE ACCOUNT, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES - We believe that the Policies described in this prospectus are life insurance contracts under Section 7702 of the Internal Revenue Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the POLICY VALUE to the DEATH BENEFIT. As life insurance contracts, the NET DEATH BENEFITS of the Policies are excludable from the gross income of the BENEFICIARIES. Also, any increase in POLICY VALUE is not taxable until received by you or your designee (but see "MODIFIED ENDOWMENT POLICIES").

Federal tax law requires that the investment of each SUB-ACCOUNT funding the Policies is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the FUNDS, we believe that the FUNDS currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policyowners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a POLICYOWNER from being considered the owner of the assets of the VARIABLE ACCOUNT.

We believe that non-preferred loans received under a Policy will be treated as indebtedness of the POLICYOWNER for federal income tax purposes. Under current law, these loans will not constitute income for the POLICYOWNER while the Policy is in force (but see "MODIFIED ENDOWMENT POLICIES"). However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan. Section 264 of the Internal Revenue Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer.

A surrender, partial withdrawal, change in the DEATH BENEFIT option, change in the FACE AMOUNT, lapse with Policy loan outstanding, or
assignment of the Policy may have tax consequences.   Within the first
fifteen Policy years, a distribution of cash required under Section 7702 of the Internal Revenue Code because of a reduction of benefits under the Policy will be taxed to the POLICYOWNER as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, POLICYOWNER or BENEFICIARY.

MODIFIED ENDOWMENT POLICIES - The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, a Policy may be considered a "modified endowment contract" if

   -   Total payments during the first seven Policy years EXCEED

   - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level payments. If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the SURRENDER VALUE exceeds the POLICYOWNER'S investment in the Policy. Any other amounts will be treated as a return of capital up to the POLICYOWNER'S basis in the Policy. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is

   -   Made after the taxpayer becomes disabled,

   -   Made after the taxpayer attains age 59 1/2, OR

   - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary

All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                           VOTING RIGHTS

Where the law requires, we will vote FUND shares that each SUB-ACCOUNT holds according to instructions received from POLICYOWNERS with POLICY VALUE in the SUB-ACCOUNT. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a FUND with proxy materials and voting instructions. We will vote shares held in each SUB-ACCOUNT for which no timely instructions are received in proportion to all instructions received for the SUB-ACCOUNT. We will also vote in the same proportion our shares held in the VARIABLE ACCOUNT that do not relate to the Policies.

We will compute the number of votes that a POLICYOWNER has the right to instruct on the record date established for the FUND. This number is the QUOTIENT of

   -   Each POLICYOWNER'S POLICY VALUE in the SUB-ACCOUNT DIVIDED BY

   - The net asset value of one share in the FUND in which the assets of the SUB-ACCOUNT are invested

We may disregard voting instructions POLICYOWNERS or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the FUNDS. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to POLICYOWNERS.

             DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position                   Principal Occupation(s) During Past Five Years
--------------------------------    ----------------------------------------------
Barry Z. Aframe                     Vice President and Counsel, State Mutual
 Vice President and Counsel

Abigail M. Armstrong                Counsel, State Mutual
 Secretary and Counsel

Richard J. Baker                    Vice President and Secretary, State Mutual
 Director and Vice President

Whitworth F. Bird, Jr., M.D.        Vice President and Medical Director, State
 Vice President and                  Mutual, since 1990; Vice President and Medical
 Medical Director                    Director, Phoenix Mutual Life Insurance
                                     Company, 1988 to 1990

Alan R. Boyer                       Vice President, State Mutual, since 1991;
 Vice President                      Second Vice President 1989 to 1991

Mark R. Colborn                     Vice President and Controller, State Mutual
 Vice President and Controller

Lisa M. Coleman                     Vice President, State Mutual, since 1994;
 Vice President                      Deputy Manager, Brown Brothers Harriman and
                                     Company, 1989 to 1994

Dix F. Davis                        Vice President, State Mutual
 Vice President

Bruce A. Emond                      Vice President, State Mutual, since 1994; Second
 Vice President                      Vice President, State Mutual 1984 to 1993

Edward W. Ford                      Vice President, State Mutual, since 1993; Senior
 Vice President                      Vice President, Plymouth Rock Assurance
                                     Corporation, 1990 to 1993

Bruce H. Freedman                   Vice President, State Mutual, since 1992; Principal,
 Vice President                      Aldrich, Eastman and Waltch, L.P., 1985 to 1991

Name and Position                   Principal Occupation(s) During Past Five Years
--------------------------------    ----------------------------------------------
Bradford K. Gallagher               Director and President SMA Life, since 1990;
 Director, President and CEO         Vice President, State Mutual, since 1990;
                                     Managing Director, FMR Corp., 1986 to 1990;
                                     Director, Fidelity Investments Brokerage Services,
                                     Ltd., 1986 to 1990; Director, Fidelity Brokerage
                                     Services, Inc., 1986 to 1990; President, Plymouth
                                     Investments, 1986 to 1990; Exec. Committee
                                     Member, Fidelity Investments Southwest Co., 1986
                                     to 1990; President, Fidelity Investments
                                     Institutional Services Co., 1985 to 1990

Brian L. Hirst                      Vice President and Actuary, State Mutual
 Vice President and Actuary

Kruno Huitzingh                     Vice President & Chief Information Officer, State
 Vice President and                  Mutual, since 1993; Executive Vice President,
 Chief Information Officer           Chicago Board Options Exchange, 1985 to 1993

John P. Kavanaugh                   Vice President, State Mutual
 Vice President

John F. Kelly                       Senior Vice President, General Counsel and
 Director                            Assistant Secretary, State Mutual

Richard H. Kremer                   Vice President, State Mutual, since 1994; Senior
 Vice President                      Vice President, Union Central Life Insurance
                                     Company 1991 to 1994; Senior Vice President,
                                     Cigna Individual Financial Service Company 1988
                                     to 1991

Jeffrey P. Lagarce                  Vice President, State Mutual, since 1994; National
 Vice President                      Sales Director, Metropolitan Life Insurance
                                     Company 1976 to 1994

Joseph W. MacDougall, Jr.           Vice President, Associate General Counsel and
 Vice President, Associate General   Assistant Secretary, State Mutual
 Counsel and Assistant Secretary

William H. Mawdsley                 Vice President and Actuary, State Mutual
 Vice President and Actuary

James R. McAuliffe                  President and CEO, Citizens Insurance Company
 Director                            of America since 1995; Vice President and Chief
                                     Investment Officer, State Mutual 1986 to 1994

Roderick A. McGarry, II             Vice President, State Mutual
 Vice President


Name and Position                   Principal Occupation(s) During Past Five Years
--------------------------------    ----------------------------------------------
Ruben P. Moreno                     Vice President, State Mutual
Vice President

John W. Nunley                      Vice President, State Mutual
Vice President

John F. O'Brien                     Director, President and Chief Executive Officer
Director and Chairman of the Board   of State Mutual, since 1989; Director and
                                     Chairman of the Board, SMA Life since 1989

Edward J. Parry, III                Vice President and Treasurer, State Mutual
Vice President and Treasurer         since 1993; Asst. Vice President to 1992 to 1993;
                                     Manager, Price Waterhouse, 1987 to 1992

Richard M. Reilly                   Vice President, State Mutual, since 1990;
Director and Vice President          Director and President, Allmerica Investments,
                                     Inc., since 1990; Director and President Allmerica
                                     Investment Management Company, Inc., since
                                     1990; Director, President and CEO, Allmerica
                                     Investment Services, Inc., since 1992; Director and
                                     Executive Vice President, 1990 to 1992; Senior
                                     Vice President, Oppenheimer Capital, 1987 to 1990

Henry P. St. Cyr                    Vice President and Asst. Treasurer, State
Vice President and Asst. Treasurer   Mutual, since 1993; Vice President and
                                     Treasurer, 1988 to 1993

Eric Simonsen                       Vice President and Chief Financial Officer,
Director, Vice President and Chief   State Mutual, since 1990; Partner, The Lincoln
Financial Officer                    Group, 1987 to 1990

Ann K. Tripp                        Vice President, State Mutual, since 1994;
Vice President                       Assistance Vice President, 1991 to 1994; Senior
                                     Investment Officer and Asst. Treasurer, 1989
                                     to 1991

Jerome F. Weihs                     Vice President, State Mutual, since 1991;
Vice President                       Second Vice President, 1988 to 1991

Diane E. Wood                       Vice President, State Mutual, since 1991;
Vice President                       Second Vice President, 1989 to 1991

                                DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of State Mutual, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the DATE OF ISSUE or an increase in FACE AMOUNT, commissions will be 90 percent of the first-year payments up to a payment amount we established and 4 percent of any excess. Commissions will be 2 percent for subsequent payments, plus 0.25% of unloaned POLICY VALUE.
To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through

   - The front-end sales load

   - The deferred sales charge

   - Investment earnings on amounts allocated under the Policies to the FIXED ACCOUNT

Commissions paid on the Policies, including other incentives or payments, are not charged to POLICYOWNERS or to the Separate Account.

                                REPORTS

We will maintain the records for the VARIABLE ACCOUNT. We will promptly send you statements of transactions under your Policy, including

   - Payments

   - Changes in FACE AMOUNT

   - Changes in DEATH BENEFIT option

   - Transfers among SUB-ACCOUNTS and the FIXED ACCOUNT

   - Partial withdrawals

   - Increases in loan amount or loan repayments,

   - Lapse or termination for any reason

   - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the DEATH BENEFIT, POLICY VALUE, SURRENDER VALUE, amounts in the SUB-ACCOUNTS and FIXED ACCOUNT, and any Policy loans. We will send you reports containing financial statements and other information for the VARIABLE ACCOUNT, the Trust, VIPF and T. Rowe as the 1940 Act requires.

                          PERFORMANCE INFORMATION

We may advertise "total return" and "average annual total return." TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN ARE BASED ON THE HYPOTHETICAL PROFILE OF A REPRESENTATIVE POLICYOWNER AND HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

"Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the FUND'S return.

Performance information under the Policies is net of FUND expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges.
We take a representative Policyowner and assume that

   - The Insured is a male Age 36, standard (non-smoker) UNDERWRITING CLASS

   - The Policyowner had allocations in each of the SUB-ACCOUNTS for the FUND durations shown, and

   - There was a full surrender at the end of the applicable period

We may compare performance information for a SUB-ACCOUNT in reports and promotional literature to

   - Standard & Poor's 500 Stock Index ("S & P 500")

   - Dow Jones Industrial Average ("DJIA")

   - Shearson Lehman Aggregate Bond Index

   - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

   - Other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services

   - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

   - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any SUB-ACCOUNT reflects only the performance of a hypothetical investment in the SUB-ACCOUNT during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a FUND'S success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to POLICYOWNERS and prospective POLICYOWNERS. These topics may include

   - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

   - The advantages and disadvantages of investing in tax-deferred and taxable investments

   - Customer profiles and hypothetical payment and investment scenarios

   - Financial management and tax and retirement planning

   - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments

We first offered the Policies to the public in 1994. However, we may advertise total return data based on the period that the FUNDS have been in existence. We will compute the results for any period before the Policies were offered as if the Policies had been offered during that period. We will assume that Policy charges apply.

                             LEGAL PROCEEDINGS

There are no pending legal proceedings involving the variable account or its assets. SMA LIFE is not involved in any litigation that is materially important to its total assets.

             ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the sub-accounts. We may redeem the shares of a FUND and substitute shares of another registered open-end management company, if

   - The shares of the FUND are no longer available for investment OR

   - In our judgment further investment in the FUND would be improper based on the purposes of the VARIABLE ACCOUNT or the affected
SUB-ACCOUNT

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a SUB-ACCOUNT without notice to POLICYOWNERS and prior approval of the SEC and state insurance authorities. The VARIABLE ACCOUNT may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a POLICYOWNER'S request.

We reserve the right to establish additional sub-accounts funded by a new FUND or by another investment company. Subject to law, we may, in our sole discretion, establish new SUB-ACCOUNTS or eliminate one or more sub-accounts.

Shares of the FUNDS are issued to other separate accounts of SMA LIFE and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIPF and T. Rowe are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. SMA LIFE, the Trust, VIPF and T. Rowe do not believe that mixed funding is currently disadvantageous to either variable life insurance policyowners or variable annuity policyowners. SMA LIFE and the respective Trustees will monitor events to identify any material conflicts among policyowners because of mixed funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify POLICYOWNERS of the change. Subject to any approvals the law may require, the VARIABLE ACCOUNT or any SUB-ACCOUNTS may be

   - Operated as a management company under the 1940 Act

   - Deregistered under the 1940 Act if registration is no longer required OR

   - Combined with other SUB-ACCOUNTS or our other separate accounts

                            FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments.
Statements contained in this prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                         INDEPENDENT ACCOUNTANTS

The financial statements of SMA LIFE as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of SMA LIFE included herein should be considered only as bearing on the ability of SMA LIFE to meet its obligations under the Policies.

                 MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Policy relating to the VARIABLE ACCOUNT. For complete details on the FIXED ACCOUNT, read the Policy itself. The FIXED ACCOUNT and other interests in the GENERAL ACCOUNT are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the FIXED ACCOUNT. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION - You may allocate part or all of your NET PAYMENTS to accumulate at a fixed rate of interest in the FIXED ACCOUNT. The FIXED ACCOUNT is a part of our GENERAL ACCOUNT. The GENERAL ACCOUNT is made up of all of our general assets other than those allocated to any separate account. Allocations to the FIXED ACCOUNT become part of our GENERAL ACCOUNT assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST - We guarantee amounts allocated to the FIXED ACCOUNT as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the FIXED ACCOUNT is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the FIXED ACCOUNT, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the FIXED ACCOUNT. We will guarantee this rate for one year.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS - If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in FACE AMOUNT, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from POLICY VALUE allocated to the FIXED ACCOUNT on a last-in/first out basis.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

Policy loans may also be made from the POLICY VALUE in the FIXED
ACCOUNT. We will credit that part of the POLICY VALUE that is equal to any OUTSTANDING LOAN with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, NET DEATH BENEFITS and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the FIXED ACCOUNT used to make payments on policies that we or our affiliates issue will not be delayed.

                         FINANCIAL STATEMENTS

Financial Statements for SMA LIFE are included in this prospectus, starting on the next page. The financial statements of SMA LIFE should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VARIABLE ACCOUNT.

SMA LIFE ASSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

SMA LIFE ASSURANCE COMPANY


December 31, 1994




Financial Statements
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . 1
Statement of Financial Position. . . . . . . . . . . . . . . . . . . . . . . . 2
Statement of Operations and Changes in Stockholder's Equity. . . . . . . . . . 3
Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . 5

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995

To the Board of Directors and Stockholder of SMA Life Assurance Company

In our opinion, the accompanying statement of financial position and the related statements of operations and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of SMA Life Assurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)


STATEMENT OF FINANCIAL POSITION
as of December 31
(in thousands)


ASSETS                                                      1994           1993
                                                            ----           ----
Cash                                                 $     7,248    $    10,172
Investments:
    Bonds                                              1,595,275      1,567,658
    Stocks                                                12,283         23,478
    Mortgage loans                                       295,532        383,059
    Policy loans                                         116,600        109,014
    Real estate                                           51,288         40,904
    Short term investments                                45,239          4,999
    Other investment assets                               27,443            314
                                                     -----------    -----------
       Total cash and investments                      2,150,908      2,148,598

Premiums deferred and uncollected                          5,452          6,953
Investment income due and accrued                         39,442         39,993
Other assets                                               6,548         12,560
Assets held in separate accounts                       1,869,695      1,296,620
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:

Policy liabilities:
    Life reserves                                    $   890,880    $   905,813
    Annuity and other fund reserves                      928,325        925,098
    Accident and health reserves                         121,580        115,081
    Claims payable                                        11,720         10,476
                                                     -----------    -----------

       Total policy liabilities                        1,952,505      1,956,468

Expenses and taxes payable                                17,484         43,123
Other liabilities                                         32,445         26,069
Asset valuation reserve                                   20,786         10,964
Obligations related to separate account business       1,859,502      1,285,884
                                                     -----------    -----------

       Total liabilities                               3,882,722      3,322,508
                                                     -----------    -----------

Stockholder's equity:
    Common stock, $1,000 par value
       Authorized - 10,000 shares
       Issued and outstanding - 2,517 shares               2,517          2,517
    Additional paid-in capital                           199,307        199,307
    Unassigned deficit                                   (13,621)       (20,744)
    Special contingency reserves                           1,120          1,136
                                                     -----------    -----------
       Total stockholder's equity                        189,323        182,216
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF OPERATIONS AND
CHANGES IN STOCKHOLDER'S EQUITY
for the year ended December 31
(In thousands)



REVENUE                                                           1994           1993           1992
                                                                  ----           ----           ----
  Premiums and other considerations:
    Life                                                    $  195,633     $  189,285     $  181,992
    Annuities                                                  707,172        660,143        365,443
    Accident and health                                         31,927         35,718         35,612
    Reinsurance commissions and reserve adjustments              4,195          2,309          2,372
                                                            ----------     ----------     ----------

      Total premiums and other considerations                  938,927        887,455        585,419

  Net investment income                                        170,430        177,612        183,159
  Realized capital gains (losses), net of tax                  (17,172)        (7,225)           576
  Other revenue                                                 26,065         19,055         13,224
                                                            ----------     ----------     ----------

      Total revenue                                          1,118,250      1,076,897        782,378
                                                            ----------     ----------     ----------

POLICY BENEFITS AND OPERATING EXPENSES
  Policy benefits:
    Claims, surrenders and other benefits                      331,418        275,290        250,317
    Increase in policy reserves                                 40,113         15,292        159,127
                                                            ----------     ----------     ----------

      Total policy benefits                                    371,531        290,582        409,444

  Operating and selling expenses                               164,175        160,928        134,482
  Taxes, except capital gains tax                               22,846         19,066         29,540
  Net transfers to separate accounts                           553,295        586,539        199,164
                                                            ----------     ----------     ----------

      Total policy benefits and operating expenses           1,111,847      1,057,115        772,630
                                                            ----------     ----------     ----------

NET INCOME                                                       6,403         19,782          9,748

STOCKHOLDER'S EQUITY AT BEGINNING OF YEAR                      182,216        171,941        177,809
  Unrealized capital gains (losses) on investments              12,170         (9,052)       (20,770)
  Transfer from (to) asset valuation reserve                    (9,822)         1,974          2,883
  Other adjustments                                             (1,644)        (2,429)         2,271
                                                            ----------     ----------     ----------

STOCKHOLDER'S EQUITY AT END OF YEAR                         $  189,323     $  182,216     $  171,941
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)


CASH FLOW FROM OPERATING ACTIVITIES                               1994           1993           1992
                                                                  ----           ----           ----
  Premiums, deposits and other income                       $  962,147     $  902,725     $  602,253
  Allowances and reserve adjustments on
    reinsurance ceded                                            3,279         22,185         18,918
  Net investment income                                        173,294        182,843        182,531
  Net increase in policy loans                                  (7,585)        (7,812)        (8,777)
  Benefits to policyholders and beneficiaries                 (330,900)      (298,612)      (257,274)
  Operating and selling expenses and taxes                    (213,399)      (176,361)      (126,421)
  Net transfers to separate accounts                          (600,760)      (634,021)      (221,492)
  Other sources (applications)                                  19,868          7,757        (43,869)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                                             5,944         (1,296)       145,869
                                                            ----------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Sales and maturities of long term investments:
    Bonds                                                      478,512        386,414        400,636
    Stocks                                                          63             64             80
    Real estate and other invested assets                        3,008         11,094          4,350
    Repayment of mortgage principal                             65,334         79,844         95,972
    Capital gains tax                                             (968)        (3,296)            --
  Acquisition of long term investments:
    Bonds                                                     (508,603)      (466,086)      (710,371)
    Stocks                                                          --             --         (2,617)
    Real estate and other invested assets                      (24,544)        (2,392)        (1,910)
    Mortgage loans                                                (364)        (2,266)          (852)
  Other investing activities                                    18,934        (27,254)        (3,001)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                                            31,372        (23,878)      (217,713)
                                                            ----------     ----------     ----------

Net change in cash and short term investments                   37,316        (25,174)       (71,844)

CASH AND SHORT TERM INVESTMENTS
  Beginning of the year                                         15,171         40,345        112,189
                                                            ----------     ----------     ----------

  End of the year                                           $   52,487     $   15,171     $   40,345
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - SMA Life Assurance Company (SMA Life or the "Company") is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by State Mutual Life Assurance Company of America (State Mutual), a mutual life insurance company. The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by State Mutual in accordance with a policy established by vote of State Mutual's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies and their stock life insurance subsidiaries.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contractholders. Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in stockholder's equity.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Interest rates range from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

At December 31, 1994 and 1993, approximately 77% and 70%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to stockholder's equity. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies (and their stock life insurance subsidiaries). Under the Interpretation, financial statements of mutual life insurance companies (and their stock life insurance subsidiaries) which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises. SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

Management of the Company has not yet determined the effect on its financial statements of applying the new pronouncements nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTE 2 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds,are as follows:

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $    17,651    $         8    $       762    $    16,897
State, local and government agency bonds               1,110             54             --          1,164
Foreign government bonds                              31,863             83          3,735         28,211
Corporate securities                               1,462,871          8,145         56,011      1,415,005
Mortgage-backed securities                            81,780            268          1,737         80,311
                                                 -----------    -----------    -----------    -----------

                                                 $ 1,595,275    $     8,558    $    62,245    $ 1,541,588
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $     7,969    $       356    $        --    $     8,325
State, local and government agency bonds              15,212            678             --         15,890
Foreign government bonds                              24,152            720              9         24,863
Corporate securities                               1,519,050         74,777          4,430      1,589,397
Mortgage-backed securities                             1,275             92             --          1,367
                                                 -----------    -----------    -----------    -----------

Total                                            $ 1,567,658    $    76,623    $     4,439    $ 1,639,842
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                                                 Carrying          Fair
(In thousands)                                                                     Value           Value
                                                                                   -----           -----
Due in one year or less                                                        $   225,814    $   224,695
Due after one year through five years                                              774,918        751,778
Due after five years through ten years                                             428,080        404,377
Due after ten years                                                                166,463        160,738
                                                                               -----------    -----------

Total                                                                          $ 1,595,275    $ 1,541,588
                                                                               -----------    -----------
                                                                               -----------    -----------

MORTGAGE LOANS AND REAL ESTATE - Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1994 and 1993, mortgage loan and real estate investments were distributed by the following types and geographic regions:

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)


(In thousands)

Property Type                                                                         1994           1993
-------------                                                                         ----           ----
Office buildings                                                                 $ 140,292      $ 172,694
Residential                                                                         57,061         74,514
Retail                                                                              72,787         72,756
Industrial/Warehouse                                                                39,424         62,572
Other                                                                               37,256         41,427
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

Geographic Region                                                                     1994           1993
-----------------                                                                     ----           ----
South Atlantic                                                                   $  92,934      $ 118,434
East North Central                                                                  72,704         78,343
Middle Atlantic                                                                     48,688         58,291
Pacific                                                                             39,892         45,666
West North Central                                                                  27,377         33,325
Mountain                                                                            12,211         31,116
New England                                                                         26,613         28,759
East South Central                                                                   6,224          8,250
West South Central                                                                  20,177         21,779
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $ 123,495      $ 126,729      $ 119,777
Stocks                                                                1,799            953            692
Mortgage loans                                                       31,945         40,823         52,406
Real estate                                                           8,425          9,493          8,412
Policy loans                                                          8,797          8,215          7,701
Other investments                                                     1,651            674            344
Short term investments                                                1,378            840          1,848
                                                                  ---------      ---------      ---------
                                                                    177,490        187,727        191,180
     Less investment expenses                                         9,138         11,026          8,035
                                                                  ---------      ---------      ---------

Net investment income, before IMR amortization                      168,352        176,701        183,145

     IMR amortization                                                 2,078            911             14
                                                                  ---------      ---------      ---------

Net investment income                                             $ 170,430      $ 177,612      $ 183,159
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------


REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the years ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $     645      $  10,133      $   3,302
Stocks                                                                  (62)            16             33
Mortgage loans                                                      (17,142)           (83)           162
Real Estate                                                             605         (2,044)         1,985
                                                                  ---------      ---------      ---------
                                                                    (15,954)         8,022          5,482
Less income tax                                                         968          3,296          4,623
                                                                  ---------      ---------      ---------

Net realized capital gains (losses) before transfer to IMR          (16,922)         4,726            859
Net realized capital gains transferred to IMR                          (250)       (11,951)          (283)
                                                                  ---------      ---------      ---------

Net realized capital gains (losses)                               $ (17,172)     $  (7,225)     $     576
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $178,640 thousand, $131,783 thousand and $153,218 thousand, respectively. Gross gains of $3,010 thousand, $4,523 thousand and $3,043 thousand and gross losses of $4,553 thousand, $450 thousand and $139 thousand, respectively, were realized on those sales.

NOTE 3 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                             1994                          1993
                                                             ----                          ----
                                                   Carrying         Fair        Carrying          Fair
(In thousands)                                      Value           Value         Value           Value
                                                    -----           -----         -----           -----
Financial Assets:
  Cash                                            $    7,248     $    7,248     $   10,172     $   10,172
  Short term investments                              45,239         45,239          4,999          4,999
  Bonds                                            1,595,275      1,541,588      1,567,658      1,639,842
  Stocks                                              12,283         12,283         32,478         32,478
  Mortgage loans                                     295,532        291,704        383,059        395,327
  Policy loans                                       116,600        116,600        109,014        109,014

Financial Liabilities:
  Individual annuity contracts                       869,230        862,662        870,112        865,668
  Supplemental contracts without life
    contingencies                                     16,673         16,673         14,842         14,842
  Other contract deposit funds                         1,105          1,105          1,317          1,317


NOTE 4 - FEDERAL INCOME TAXES

The federal income tax provisions for 1994, 1993 and 1992 were $13,109 thousand, $8,551 thousand and $18,108 thousand, respectively, which include taxes applicable to realized capital gains of $968 thousand, $3,296 thousand and $4,623 thousand.

The effective federal income tax rates were 67%, 30% and 65% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for
federal tax purposes.    The Company paid to State Mutual $14,353 thousand,
$8,100 thousand and $30,000 thousand in 1994, 1993 and 1992, respectively, for its federal income taxes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the consolidated federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the consolidated group has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The consolidated group is currently considering its response to certain adjustments proposed by the IRS with respect to the consolidated federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the consolidated group will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 5 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Reinsurance premiums assumed                                       $  3,788       $  4,190       $  4,614
Reinsurance premiums ceded                                           17,430         14,798         15,570
Deduction from insurance liability including
  reinsurance recoverable on unpaid claims                           46,734         42,805         48,191


                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)

The Company cedes to State Mutual approximately 10% of its individual life
business.    Premiums ceded to State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company has also entered into various reinsurance agreements with State Mutual under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from State Mutual. Premiums assumed pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively .

NOTE 6 - DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While the Company is currently operating on a profitable basis, it has a negative earned surplus position and accordingly is precluded from paying dividends to State Mutual without the approval of the Commissioner of Insurance.

NOTE 7 - RELATED PARTY TRANSACTIONS

State Mutual provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from State Mutual were $102,461 thousand, $98,676 thousand and $88,273 thousand in 1994, 1993 and 1992, respectively. The net amounts payable to State Mutual and affiliates for accrued expenses and various other liabilities and receivables were $8,344 thousand and $12,182 thousand at December 31, 1994 and 1993, respectively.

During 1992, the Company sold a building to an affiliated company at its estimated fair value of $4,350 thousand. The Company recognized a capital gain on the sale, net of tax, in the amount of $1,310 thousand.

NOTE 8 - FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal State Mutual, which is licensed in New York, became qualified to sell the products previously sold by SMA Life in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1994, the carrying value and fair value of the assets on deposit was $327,899 thousand and $323,474 thousand, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $3,855 thousand and $3,353 thousand were on deposit with various other state and governmental authorities as of December 31, 1994 and 1993, respectively.

NOTE 9 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE

The GUIDELINE MINIMUM SUM INSURED is a percentage of the POLICY VALUE as set forth below, according to federal tax regulations:

                          GUIDELINE MINIMUM SUM INSURED

       Age of Insured
         on Date of                              Percentage of
           Death                                  POLICY VALUE
         40 and under  . . . . . . . . . . . . . .    250%
         45. . . . . . . . . . . . . . . . . . . .    215%
         50. . . . . . . . . . . . . . . . . . . .    185%
         55. . . . . . . . . . . . . . . . . . . .    150%
         60. . . . . . . . . . . . . . . . . . . .    130%
         65. . . . . . . . . . . . . . . . . . . .    120%
         70. . . . . . . . . . . . . . . . . . . .    115%
         75. . . . . . . . . . . . . . . . . . . .    105%
         80. . . . . . . . . . . . . . . . . . . .    105%
         85. . . . . . . . . . . . . . . . . . . .    105%
         90. . . . . . . . . . . . . . . . . . . .    105%
         95 and above. . . . . . . . . . . . . . .    100%

For the AGES not listed, the progression between the listed AGES is linear.

                    APPENDIX B - OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

     This rider provides that, during periods of total disability continuing more than four months, we will add to the POLICY VALUE each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

     This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

     This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

     This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER
     This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

                          APPENDIX C - PAYMENT OPTIONS

PAYMENT OPTIONS - On WRITTEN REQUEST, the SURRENDER VALUE or all or part of any payable NET DEATH BENEFIT may be paid under one or more payment options then offered by SMA LIFE. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the BENEFICIARY may pay to us any amount that would otherwise be deducted from the DEATH BENEFIT. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the GENERAL ACCOUNT. These amounts are not based on the investment experience of the VARIABLE ACCOUNT.

SELECTION OF PAYMENT OPTIONS - The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the POLICYOWNER and BENEFICIARY provisions, any option selection may be changed before the NET DEATH BENEFIT become payable. If you make no selection, the BENEFICIARY may select an option when the NET DEATH BENEFIT becomes payable.

           APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The tables on pages 66-69 illustrate the way in which a Policy's DEATH BENEFIT and POLICY VALUE could vary over an extended period. The tables assume that all payments are allocated to and remain in the VARIABLE ACCOUNT for the entire period shown. They are based on hypothetical gross investment rates of return for the FUND (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables on pages 66 and 67 illustrate a Policy issued to a male, AGE 30, under a standard UNDERWRITING CLASS and qualifying for the non-smoker discount. The tables on pages 68 and 69 illustrate a Policy issued to a male, AGE 45, under a standard UNDERWRITING CLASS and qualifying for the non-smoker discount.

The columns on pages 67 and 69 are based on the guaranteed insurance protection rates; columns on pages 66 and 68 are based on the current insurance protection rates as presently in effect.

The POLICY VALUES and DEATH BENEFIT would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Policy years. The values would also be different depending on the allocation of a Policy's total POLICY VALUE among the SUB-ACCOUNTS, if the rates of return averaged 0%, 6% or 12, but the rates of each FUND varied above and below the averages.

The amounts shown for the DEATH BENEFIT and POLICY VALUES take into account the deduction from payments for the payment expense charges, the deduction from POLICY VALUE for the monthly insurance protection charges, and the daily mortality and expense risk charge and administrative charge. The amounts shown in the tables also take into account FUND advisory fees and operating expenses, which averaged an annual rate of 1.0% of the average daily net assets of the FUNDS. The fees and expenses of each FUND vary, and in 1994 ranged from an annual rate of 0.45% to an annual rate of 1.50% of average daily net assets.
The fees and expenses of your Policy may be more or less than 1.0% in the aggregate, depending on how you make allocations of POLICY VALUE among the SUB-ACCOUNTS. Under its management agreement with the Trust, Allmerica Investment has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. Without the effect of the expense limitation, in 1994 the total operation expenses of the Select International Equity Fund would have been 1.78% of average net assets. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income and Growth Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00% of each Portfolio's average net assets. The total operating expenses of the Portfolios of VIPF were less than their respective caps in 1994. Price-Fleming has voluntarily agreed to limit the total operating expenses (except interest, taxes, brokerage commissions, directors' fees and expenses and extraordinary expenses) of the International Stock Portfolio to 1.05% of its average daily net assets.

Applying the mortality and expense risk charge, the administrative charge, and the average FUND advisory fees and operating expenses of 1.0% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.80%, 4.20% and 10.20%, respectively, during the first 10 Policy years and -1.65%, 4.35% and 10.35%, respectively, after that.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VARIABLE ACCOUNT since no charges are currently made. However, if in the future the charges are made, to produce illustrated DEATH BENEFITS and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount that would accumulate if the GUIDELINE ANNUAL

PREMIUM were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate POLICY VALUES based on the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial FACE AMOUNT, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Policy year (so that no transaction or transfer charges have been incurred).

On request, we will provide a comparable illustration based on the proposed Insured's AGE, sex, and UNDERWRITING CLASS, and the requested FACE AMOUNT, DEATH BENEFIT option and riders.

TO CHOOSE THE SUB-ACCOUNTS THAT WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF AND T. ROWE.

                         SMA LIFE ASSURANCE COMPANY
                        SELECT VARIABLE  LIFE POLICY
                                                          Male Non-Smoker AGE 30
                                                           FACE AMOUNT = $75,000
                                                               Adjustable Option

     BASED ON CURRENT  MONTHLY INSURANCE PROTECTION CHARGES WITHOUT RIDERS

          PAYMENTS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          MADE PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
          INTEREST

POLICY      AT 5%         SURRENDER   POLICY   DEATH       SURRENDER   POLICY   DEATH         SURRENDER    POLICY        DEATH
YEAR       PER YEAR         VALUE     VALUE    BENEFIT       VALUE     VALUE    BENEFIT         VALUE      VALUE         BENEFIT

1            1,470            333     1,213    76,213          410     1,290    76,290           487         1,367        76,367
2            3,014          1,396     2,402    77,402        1,626     2,632    77,632         1,866         2,872        77,872
3            4,634          2,020     3,569    78,569        2,481     4,030    79,030         2,980         4,530        79,530
4            6,336          4,056     4,716    79,716        4,827     5,487    80,487         5,696         6,356        81,356
5            8,123          5,283     5,833    80,833        6,446     6,996    81,996         7,810         8,360        83,360

6            9,999          6,482     6,922    81,922        8,121     8,561    83,561        10,120        10,560        85,560
7           11,969          7,660     7,990    82,990        9,860    10,190    85,190        12,653        12,983        87,983
8           14,037          8,810     9,030    84,030       11,657    11,877    86,877        15,423        15,643        90,643
9           16,209          9,931    10,041    85,041       13,516    13,626    88,626        18,455        18,565        93,565
10          18,490         11,026    11,026    86,026       15,440    15,440    90,440        21,775        21,775        96,775

11          20,884         12,001    12,001    87,001       17,344    17,344    92,344        25,337        25,337       100,337
12          23,398         12,947    12,947    87,947       19,317    19,317    94,317        29,253        29,253       104,253
13          26,038         13,865    13,865    88,865       21,363    21,363    96,363        33,561        33,561       108,561
14          28,810         14,752    14,752    89,752       23,482    23,482    98,482        38,299        38,299       113,299
15          31,720         15,610    15,610    90,610       25,678    25,678   100,678        43,510        43,510       118,510

16          34,777         16,441    16,441    91,441       27,957    27,957   102,957        49,248        49,248       124,248
17          37,985         17,239    17,239    92,239       30,314    30,314   105,314        55,560        55,560       130,560
18          41,355         18,009    18,009    93,009       32,760    32,760   107,760        62,509        62,509       137,509
19          44,892         18,752    18,752    93,752       35,297    35,297   110,297        70,162        70,162       145,162
20          48,607         19,467    19,467    94,467       37,927    37,927   112,927        78,590        78,590       153,590

Age 60      97,665         24,725    24,725    99,725       69,873    69,873   144,873       227,418       227,418       302,418
Age 65     132,771         25,769    25,769   100,769       90,199    90,199   165,199       376,741       376,741       451,741
Age 70     177,576         25,480    25,480   100,480      113,899   113,899   188,899       619,398       619,398       694,398
Age 75     226,637         16,672    16,672    91,672      133,134   133,134   208,134     1,004,572     1,004,572     1,079,572


(1)  Assumes a $1,400 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2)  Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient POLICY VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                           SMA LIFE ASSURANCE COMPANY
                          SELECT VARIABLE LIFE POLICY

                                                         Male Non-Smoker age 30
                                                          Face Amount = $75,000
                                                              Adjustable Option

BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES WITHOUT RIDERS


          PAYMENTS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          MADE PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
          INTEREST

POLICY      AT 5%         SURRENDER   POLICY   DEATH       SURRENDER   POLICY   DEATH         SURRENDER    POLICY        DEATH
YEAR       PER YEAR         VALUE     VALUE    BENEFIT       VALUE     VALUE    BENEFIT         VALUE      VALUE         BENEFIT


     1       1,470         331     1,211       76,211        408      1,288     76,288       485         1,365          76,365
     2       3,014       1,392     2,398       77,398      1,622      2,628     77,628     1,862         2,868          77,868
     3       4,634       2,013     3,562       78,562      2,473      4,023     79,023     2,972         4,521          79,521
     4       6,336       4,044     4,704       79,704      4,814      5,474     80,474     5,681         6,341          81,341
     5       8,123       5,264     5,814       80,814      6,424      6,974     81,974     7,784         8,334          83,334

     6       9,999       6,454     6,894       81,894      8,087      8,527     83,527    10,078        10,518          85,518
     7      11,969       7,623     7,953       82,953      9,812     10,142     85,142    12,591        12,921          87,921
     8      14,037       8,762     8,982       83,982     11,593     11,813     86,813    15,337        15,557          90,557
     9      16,209       9,872     9,982       84,982     13,433     13,543     88,543    18,337        18,447          93,447
    10      18,490      10,954    10,954       85,954     15,333     15,333     90,333    21,619        21,619          96,619

    11      20,884      11,907    11,907       86,907     17,203     17,203     92,203    25,125        25,125         100,125
    12      23,398      12,834    12,834       87,834     19,142     19,142     94,142    28,979        28,979         103,979
    13      26,038      13,727    13,727       88,727     21,143     21,143     96,143    33,207        33,207         108,207
    14      28,810      14,595    14,595       89,595     23,220     23,220     98,220    37,857        37,857         112,857
    15      31,720      15,429    15,429       90,429     25,366     25,366    100,366    42,963        42,963         117,963

    16      34,777      16,231    16,231       91,231     27,583     27,583    102,583    48,570        48,570         123,570
    17      37,985      17,000    17,000       92,000     29,875     29,875    104,875    54,730        54,730         129,730
    18      41,355      17,728    17,728       92,728     32,236     32,236    107,236    61,490        61,490         136,490
    19      44,892      18,426    18,426       93,426     34,677     34,677    109,677    68,920        68,920         143,920
    20      48,607      19,084    19,084       94,084     37,194     37,194    112,194    77,080        77,080         152,080

Age 60      97,665      22,721    22,721       97,721     66,142     66,142    141,142   218,316       218,316         293,316
Age 65     132,771      21,463    21,463       96,463     82,363     82,363    157,363   356,417       356,417         431,417
Age 70     177,576      16,474    16,474       91,474     97,870     97,870    172,870   575,779       575,779         650,779
Age 75     234,759       5,469     5,469       80,469    109,513    109,513    184,513   923,791       923,791         998,791


(1)  Assumes a $1,400 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2)  Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient POLICY VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                            SMA LIFE ASSURANCE COMPANY
                            SELECT VARIABLE LIFE POLICY

                                                        Male Non-Smoker AGE 45
                                                        FACE AMOUNT = $250,000
                                                                  Level Option

   BASED ON CURRENT  MONTHLY INSURANCE PROTECTION CHARGES WITHOUT RIDERS


          PAYMENTS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          MADE PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
          INTEREST

POLICY      AT 5%         SURRENDER   POLICY   DEATH       SURRENDER   POLICY   DEATH      SURRENDER    POLICY        DEATH
YEAR       PER YEAR         VALUE     VALUE    BENEFIT       VALUE     VALUE    BENEFIT      VALUE      VALUE         BENEFIT


1             4,410          0       3,169   250,000         63       3,385   250,000         280       3,602       250,000
2             9,041        2,530     6,233   250,000        3,161     6,865   250,000       3,820       7,523       250,000
3            13,903        4,010     9,175   250,000        5,258    10,423   250,000       6,613      11,778       250,000
4            19,008        9,519    12,010   250,000       11,587    14,791   250,000      13,924      16,416       250,000
5            24,368       12,646    14,722   250,000       15,742    17,818   250,000      19,385      21,461       250,000

6            29,996       15,649    17,310   250,000       19,982    21,643   250,000      25,295      26,956       250,000
7            35,906       18,519    19,765   250,000       24,303    25,548   250,000      31,695      32,941       250,000
8            42,112       21,245    22,076   250,000       28,695    29,526   250,000      38,628      39,458       250,000
9            48,627       23,817    24,232   250,000       33,154    33,569   250,000      46,145      46,560       250,000
10           55,469       26,219    26,219   250,000       37,668    37,668   250,000      54,300      54,300       250,000

11           62,652       28,489    28,489   250,000       42,283    42,283   250,000      63,214      63,214       250,000
12           70,195       30,644    30,644   250,000       47,040    47,040   250,000      73,027      73,027       250,000
13           78,114       32,686    32,686   250,000       51,950    51,950   250,000      83,848      83,848       250,000
14           86,430       34,616    34,616   250,000       57,022    56,022   250,000      95,797      95,797       250,000
15           95,161       36,429    36,429   250,000       62,261    62,261   250,000     109,002     109,002       250,000

16          104,330       38,120    37,120   250,000       67,674    67,674   250,000     123,614     123,614       250,000
17          113,956       39,686    39,686   250,000       73,272    73,272   250,000     139,802     139,802       250,000
18          124,064       41,119    41,119   250,000       79,060    79,060   250,000     157,757     157,757       250,000
19          134,677       42,409    42,409   250,000       85,046    84,046   250,000     177,697     177,697       250,000
20          145,821       43,549    43,549   250,000       91,239    91,239   250,000     199,872     199,872       250,000

Age 60       95,161       36,429    36,429   250,000       62,261    62,261   250,000     109,002     109,002       250,000
Age 65      145,821       43,549    43,549   250,000       91,239    91,239   250,000     199,872     199,872       250,000
Age 70      210,477       47,032    47,032   250,000      126,052   126,052   250,000     350,530     350,530       406,615
Age 75      292,995       44,636    44,636   250,000      168,683   168,683   250,000     595,205     595,205       636,869


(1)  Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2)  Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient POLICY VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          SMA LIFE ASSURANCE COMPANY
                         SELECT VARIABLE LIFE POLICY


                                                         Male Non-Smoker AGE 45
                                                         face amount = $250,000
                                                                   Level Option

 BASED ON GUARANTEED  MONTHLY  INSURANCE PROTECTION CHARGES WITHOUT RIDERS

          PAYMENTS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          MADE PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
          INTEREST

POLICY      AT 5%         SURRENDER   POLICY   DEATH       SURRENDER   POLICY   DEATH      SURRENDER    POLICY        DEATH
YEAR       PER YEAR         VALUE     VALUE    BENEFIT       VALUE     VALUE    BENEFIT      VALUE      VALUE         BENEFIT


1           4,410           0         3,164   250,000          58      3,380   250,000        275        3,597      250,000
2           9,041         2,514       6,218   250,000       3,145      6,849   250,000      3,803        7,507      250,000
3          13,903         3,972       9,137   250,000       5,218     10,382   250,000      6,569       11,734      250,000
4          19,008         9,462      11,954   250,000      11,524     14,015   250,000     13,853       16,344      250,000
5          24,368        12,567      14,643   250,000      15,649     17,725   250,000     19,276       21,352      250,000

6          29,996        15,521      17,182   250,000      19,829     21,490   250,000     25,113       26,774      250,000
7          35,906        18,355      19,601   250,000      24,099     25,344   250,000     31,441       32,687      250,000
8          42,112        21,047      21,878   250,000      28,437     29,267   250,000     38,291       39,122      250,000
9          48,627        23,573      23,989   250,000      32,824     33,239   250,000     45,698       46,113      250,000
10         55,469        25,913      25,913   250,000      37,242     37,242   250,000     53,706       53,706      250,000

11         62,652        27,698      27,698   250,000      41,343     41,343   250,000     62,061       62,061      250,000
12         70,195        29,282      29,282   250,000      45,473     45,473   250,000     71,180       71,180      250,000
13         78,114        30,668      30,668   250,000      49,641     49,641   250,000     81,163       81,163      250,000
14         86,430        31,836      31,836   250,000      53,832     53,832   250,000     92,104       92,104      250,000
15         95,161        32,764      32,764   250,000      58,032     58,032   250,000    104,115      104,115      250,000

16        104,330        33,429      33,429   250,000      62,227     62,227   250,000    117,330      117,330      250,000
17        113,956        33,808      33,808   250,000      66,405     66,405   250,000    131,906      131,906      250,000
18        124,064        33,879      33,879   250,000      70,553     70,553   250,000    148,028      148,028      250,000
19        134,677        33,591      33,591   250,000      74,640     74,640   250,000    165,909      165,909      250,000
20        145,821        32,866      32,866   250,000      78,612     78,612   250,000    185,796      185,796      250,000

Age 60     95,161        32,764      32,764   250,000      58,032     58,032   250,000    104,115      104,115      250,000
Age 65    142,821        32,866      32,866   250,000      78,612     78,612   250,000    185,796      185,796      250,000
Age 70    210,477        21,270      21,270   250,000      96,148     96,148   250,000    321,352      321,352      372,768
Age 75    292,995           0       (13,006)  250,000     105,323    105,323   250,000    537,013      537,013      574,604


(1)  Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2)  Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient POLICY VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

              APPENDIX E - COMPUTING MAXIMUM SURRENDER CHARGES


A separate surrender charge is computed on the DATE OF ISSUE and on each increase in FACE AMOUNT. The maximum surrender charge is a

     - Deferred administrative charge of $8.50 per $1,000 of initial FACE AMOUNT (or FACE AMOUNT increase) AND

     - Deferred sales charge of 28.5% of payments received up to the GUIDELINE ANNUAL PREMIUM (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the DATE OF ISSUE and on each increase in FACE AMOUNT are shown in the table below. During the first two Policy years following the DATE OF ISSUE or an increase in FACE AMOUNT, the surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue AGE and UNDERWRITING CLASS (Smoker) as indicated in the table below.

               MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT


Age at
issue or      Male        Male    Female      Female   Unisex     Unisex
increase      Nonsmoker   Smoker  Nonsmoker   Smoker   Nonsmoker  Smoker
--------      ---------   ------  ---------   ------   ---------  ------
0                N/A       9.44      N/A        9.21      N/A       9.39
1                N/A       9.43      N/A        9.20      N/A       9.38
2                N/A       9.46      N/A        9.23      N/A       9.41
3                N/A       9.49      N/A        9.25      N/A       9.45
4                N/A       9.53      N/A        9.28      N/A       9.48
5                N/A       9.57      N/A        9.31      N/A       9.52
6                N/A       9.62      N/A        9.34      N/A       9.56
7                N/A       9.66      N/A        9.38      N/A       9.61
8                N/A       9.72      N/A        9.41      N/A       9.65
9                N/A       9.77      N/A        9.45      N/A       9.71
10               N/A       9.83      N/A        9.49      N/A       9.76
11               N/A       9.89      N/A        9.53      N/A       9.82
12               N/A       9.95      N/A        9.58      N/A       9.88
13               N/A      10.02      N/A        9.62      N/A       9.94
14               N/A      10.09      N/A        9.67      N/A      10.01
15               N/A      10.16      N/A        9.72      N/A      10.07
16               N/A      10.22      N/A        9.78      N/A      10.13
17               N/A      10.29      N/A        9.83      N/A      10.20
18              9.90      10.36     9.67        9.89     9.85      10.26
19              9.95      10.43     9.72        9.95     9.90      10.33
20             10.00      10.50     9.77       10.01     9.96      10.40
21             10.06      10.58     9.82       10.07    10.01      10.48
22             10.12      10.66     9.88       10.14    10.07      10.55
23             10.19      10.75     9.94       10.21    10.13      10.64
24             10.25      10.84    10.00       10.29    10.20      10.73
25             10.33      10.94    10.06       10.37    10.27      10.82
26             10.41      11.04    10.13       10.46    10.35      10.92
27             10.49      11.16    10.21       10.54    10.43      11.03
28             10.58      11.28    10.28       10.64    10.52      11.15
29             10.68      11.42    10.37       10.74    10.61      11.28
30             10.78      11.56    10.45       10.84    10.71      11.41
31             10.89      11.71    10.54       10.96    10.82      11.55
32             11.00      11.87    10.64       11.07    10.93      11.70
33             11.12      12.03    10.74       11.20    11.05      11.86
34             11.25      12.21    10.85       11.33    11.17      12.03
35             11.39      12.41    10.96       11.47    11.30      12.21
36             11.54      12.61    11.08       11.61    11.44      12.40
37             11.69      12.82    11.21       11.77    11.59      12.60
38             11.85      13.05    11.34       11.93    11.75      12.82
39             12.03      13.29    11.48       12.10    11.92      13.04
40             12.21      13.54    11.63       12.28    12.09      13.28




Age at
issue or    Male       Male     Female     Female   Unisex     Unisex
increase    Nonsmoker  Smoker   Nonsmoker  Smoker   Nonsmoker  Smoker
--------    ---------  ------   ---------  ------   ---------  ------
41          12.40      13.81    11.79      12.46    12.28      13.53
42          12.61      14.09    11.95      12.66    12.47      13.79
43          12.83      14.39    12.12      12.86    12.68      14.07
44          13.06      14.71    12.30      13.07    12.90      14.36
45          13.30      15.04    12.50      13.29    13.14      14.67
46          13.56      15.39    12.70      13.53    13.38      14.99
47          13.84      15.76    12.91      13.78    13.65      15.33
48          14.13      16.16    13.14      14.04    13.93      15.69
49          14.45      16.57    13.38      14.31    14.22      16.08
50          14.78      17.02    13.64      14.60    14.54      16.48
51          15.14      17.49    13.91      14.91    14.88      16.91
52          15.52      17.99    14.20      15.23    15.24      17.37
53          15.92      18.52    14.50      15.57    15.62      17.85
54          16.35      19.08    14.82      15.93    16.03      18.36
55          16.82      19.67    15.17      16.31    16.46      18.90
56          17.31      20.29    15.53      16.71    16.93      19.47
57          17.83      20.96    15.92      17.14    17.42      20.07
58          18.39      21.66    16.34      17.60    17.95      20.70
59          18.99      22.41    16.79      18.09    18.51      21.38
60          19.63      23.20    17.28      18.62    19.11      22.10
61          20.32      24.05    17.80      19.20    19.76      22.87
62          21.06      24.96    18.37      19.81    20.46      23.68
63          21.85      25.92    18.98      20.48    21.20      24.55
64          22.69      26.94    19.63      21.18    22.00      25.47
65          23.60      28.01    20.33      21.94    22.85      26.44
66          24.57      29.15    21.08      22.74    23.77      27.46
67          25.61      30.35    21.88      23.60    24.74      28.54
68          26.73      31.63    22.75      24.52    25.80      29.69
69          27.93      33.00    23.70      25.53    26.93      30.92
70          29.23      34.46    24.74      26.63    28.16      32.24
71          30.64      36.02    25.88      27.83    29.48      33.65
72          32.13      37.70    27.13      29.15    30.90      35.17
73          33.75      39.48    28.48      30.59    32.44      36.79
74          35.49      41.35    29.96      32.13    34.09      38.50
75          37.33      43.32    31.56      33.79    35.85      40.30
76          39.30      45.37    33.29      35.57    37.73      42.18
77          41.40      47.52    35.16      37.48    39.74      44.16
78          43.65      49.76    37.21      39.54    41.91      46.26
79          46.08      52.15    39.45      41.79    44.25      48.51
80          48.73      54.71    41.92      44.25    46.82      50.93


                          EXAMPLES


For the purposes of these examples, assume that a male, AGE 35, non-smoker purchases a $100,000 Policy. In this example the GUIDELINE ANNUAL PREMIUM ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:

     (1) Deferred Administrative Charge                         $850.00
         ($8.50/$1,000 of FACE AMOUNT)

     (2) Deferred Sales Charge                                  $491.89
         (48.5% x 1 x GAP)
                                                               ---------

               TOTAL                                           $1,341.89


Maximum Surrender Charge per Table (11.39 x 100)      $1,139.00

During the first two Policy years after the DATE OF ISSUE, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (1) Deferred Administrative Charge                         $850.00
        ($8.50/$1,000 of FACE AMOUNT)

     (2) Deferred Sales Charge                                  Varies
         (not to exceed 28.5% of payments received,
         up to one GAP)
                                                               ---------

                                                          Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial FACE AMOUNT unless the FACE AMOUNT is increased.

Example 1:
----------

Assume the POLICYOWNER surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

Example 2:
----------

Assume the POLICYOWNER surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.88.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           RULE 6e-3(T) REPRESENTATIONS, DESCRIPTIONS AND UNDERTAKINGS

Registrant makes the following representations pursuant to the requirements of Rule 6e-3(T) under the Investment Company Act of 1940:

      A.  Risk Charge

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(1), Registrant represents that Rule 6e-3(T)(b)(13)(iii)(F) has been relied upon in deducting charges for mortality expense and risks assumed by SMA Life Assurance Company (the "Company").

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2), Registrant represents that the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance contracts. The methodology used to support this representation is based upon an analysis of the mortality and expense risk charges adopted under other flexible premium variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the foregoing representation.

      B.  Distribution Costs

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(4)(ii)(A), Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Registrant will benefit the Registrant and contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation. Pursuant to Section 6e-3(T)(b)(13)(iii)(F)(4)(ii)(B)(2), Registrant also represents that it will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses.


                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representatives, descriptions and undertaking pursuant to Rule
6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 (the
"1940 Act").
The signatures.

Written consents of the following persons:

  1.  Price Waterhouse

  2.  Opinion of Counsel

The following exhibits:

  1.  Exhibit 1

      (Exhibits required by paragraph A of the instructions to Form N-8B-2)

      (1) Certified copy of Resolutions of the Board of Directors of the Company of October 12, 1993 establishing the Allmerica Select Separate Account II was previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

      (2)  Not Applicable.

      (3) (a) Form of Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on February 1, 1993 and is herein incorporated by reference.

           (b) Registered Representative Agreement and Resident Sponsor Agreement of Allmerica Investment Inc. (formerly "SMA Equities, Inc.") were previously filed by the Company on June 3, 1987, Registration No. 33-14672, and are incorporated herein by reference.

      (4)  Not Applicable.

      (5) Forms of Policy and Policy riders were previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

      (6)  Organizational documents of the Company as amended

      (7)  Not Applicable.

      (8)  (a)  Form of Participation Agreement with Allmerica
                Investment Trust was previously filed by the Company on June 3, 1987 in Registration
                Statement No. 33-14672, and is incorporated herein by reference.

           (b) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed with Registrant's pre-effective amendment No. 1 and is herein incorporated by reference.

           (c)  Form of Participation Agreement with Variable
                Insurance Products Fund.

      (9)  Not Applicable.

      (10) Form of Application was previously filed with Registrant's initial registration statement and is herein incorporated by reference.

  2.  Form of Policy and Policy riders are included in Exhibit 1 above.

  3.  Opinion of Counsel.

  4.  Not Applicable.

  5.  Not Applicable.

  6. Actuarial consent was previously filed on May 1, 1995 and is incorporated haerein by reference.

  7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

  8.  Consent of Independent Accountants.

  9. AUV Calculation Services Agreement with The Shareholder Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is incorporated haerein by reference.

                            FORM S-6 EXHIBIT TABLE


Exhibit 1(6)     Articles of organization and Bylaws, as amended   Page_______
Exhibit 3        Opinion of Counsel                                Page_______
Exhibit 8        Consent of Independent Accountants                Page_______

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Worcester, and Commonwealth of Massachusetts, on the 25th day of September, 1995. Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement.

                                   SMA LIFE ASSURANCE COMPANY
                                   ALLMERICA SELECT
                                   SEPARATE ACCOUNT II

                              Attest:  /s/ Joseph W. MacDougall, Jr.
                                      ---------------------------------
                                      Joseph W. MacDougall, Jr.
                                      Vice President, Associate General Counsel
                                      and Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                Title                         Date
---------                -----                         ----

/s/ Richard M. Reilly    Director, President and       September, 1995
----------------------   Chief Executive Officer       ----------------
Richard M. Reilly


/s/ John F. O'Brien      Director and Chairman of the
----------------------   Board
John F. O'Brien


/s/ Eric A. Simonsen     Director, Vice President and
----------------------   Chief Financial Officer
Eric A. Simonsen


/s/ Mark R. Colborn      Vice President and
----------------------   Controller
Mark R. Colborn


/s/ Richard J. Baker     Director and Vice President
----------------------
Richard J. Baker


/s/ John F. Kelly        Director
----------------------
John F. Kelly